SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of
[X] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Section 240.14a-11(c)
            or Section 240.14a-12

                         First Choice Health Network, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

--------------------------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    3)  Filing Party:

--------------------------------------------------------------------------------
    4)  Date Filed:

--------------------------------------------------------------------------------

                       [FIRST CHOICE HEALTH NETWORK LOGO]
                       First Choice Health Network, Inc.
                          601 Union Street, Suite 1100
                         Seattle, Washington 98101-1838


May 9, 2003



Dear Shareholder:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of First Choice Health Network, Inc., to be held at the First Floor Board Room of the Two Union Square Building, located at 601 Union Street, Seattle, Washington, on Thursday, June 26, 2003, at 4:00 p.m. local time.

     At the annual meeting, you will be asked to consider and vote on (i) amendments to our Articles of Incorporation proposed by our board of directors,
(ii) amendments to our Bylaws proposed by our board of directors, (iii) the election of three Class A physician directors, three Class B hospital directors, and one Class C employee/consumer director, (iv) ratification of appointment of our independent auditors, and (v) such other business as may properly come before the annual meeting.

     Your vote is very important to us. Regardless of whether or not you plan to attend the meeting in person, please vote by returning the enclosed proxy (yellow or green document) on or before June 26, 2003. A form of proxy is enclosed in your mailing envelope.

     We value you as a First Choice Health Network, Inc., shareholder, and we look forward to seeing you at the meeting.

                                   Sincerely,


                                   /s/ Gary R. Gannaway

                                   Gary R. Gannaway
                                   President and Chief Executive Officer

                        First Choice Health Network, Inc.
                          601 Union Street, Suite 1100
                         Seattle, Washington 98101-1838

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 26, 2003
                             4:00 p.m., Pacific Time

To the Shareholders of First Choice Health Network, Inc.:

     The 2003 Annual Meeting of Shareholders ("Annual Meeting") of First Choice Health Network, Inc., will be held at the First Floor Board Room of Two Union Square Building, located at 601 Union Street, Seattle, Washington, on Thursday, June 26, 2003, at 4:00 p.m. local time. At the meeting, shareholders will be asked to consider and vote on the following matters:

      1.    Amending our Articles of Incorporation;

      2.    Amending our Bylaws;

      3. Electing six directors to serve three-year terms and one director to serve a two-year term;

      4. Ratifying the appointment of Moss Adams LLP to serve as our independent public accountants for 2003; and

      5. Such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on May 1, 2003, may vote on proposals at the Annual Meeting in person or by proxy. We encourage you to promptly complete and return the enclosed proxy in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is included in the accompanying Proxy
Statement. The directors, officers, and personnel who serve you genuinely appreciate your continued interest as a shareholder in the affairs of our company and in its growth and development.

                                    BY ORDER OF THE BOARD OF DIRECTORS


May 9, 2003                         /s/ Rosalind Noonan

                                    Rosalind Noonan, Assistant Secretary


===============================================================================
                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy and return it in the enclosed postage prepaid envelope.
===============================================================================

                        First Choice Health Network, Inc.
                          601 Union Street, Suite 1100
                         Seattle, Washington 98101-1838
                                 (206) 292-8255

                                 PROXY STATEMENT

     GENERAL. This proxy statement and the accompanying proxy are being furnished to you as a shareholder in connection with the solicitation of proxies by the Board of Directors ("Board of Directors") of First Choice Health Network, Inc. (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held Thursday, June 26, 2003, at 4:00 p.m. local time, and at any adjournment of the meeting. These proxy materials are first being mailed May 9, 2003.

      To vote by proxy, please sign and date the enclosed proxy (yellow or green document) and return it to us as soon as possible. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you return a proxy without instructions, your shares will be voted in accordance with the recommendation of our Board of Directors -- FOR the proposed amendments to our Articles of Incorporation, FOR the proposed amendments to our Bylaws, FOR all nominees for election as directors, and FOR ratification of the appointment of Moss Adams LLP as our independent public accountants. A proxy may be revoked before its exercise by filing written notice of revocation or filing a subsequently-dated proxy with the Company's Secretary, or by voting in person at the Annual Meeting.

      VOTING AT THE ANNUAL MEETING. May 1, 2003, has been established as the record date for the Annual Meeting. Holders of record of shares of Class A and Class B common stock of the Company as of the record date are entitled to notice of and to vote at the meeting. On the record date, there were 538 shares of Class A common stock and 40,600 shares of Class B common stock outstanding and each share of common stock is entitled to one vote. One-third of the outstanding shares of Class A common stock and a majority of the outstanding shares of Class B common stock will constitute a quorum for the conduct of business at the meeting.

      SOLICITATION OF PROXIES. Proxies will be solicited primarily through the mail, but may also be solicited by directors and officers of the Company. All costs of solicitation of proxies will be borne by the Company.

                     Proposal 1 - Approval of Amendments of
                          Our Articles of Incorporation


     As part of its review of corporate governance issues, our Board of Directors decided to propose amendments to the Company's current Articles of Incorporation.

     The Board of Directors has unanimously approved and recommended for approval by shareholders the Amended and Restated Articles of Incorporation (the "Proposed Articles"). A marked copy of the Proposed Articles, as compared to our current Articles of Incorporation, is attached to this proxy statement as Appendix A. THE COMPANY RECOMMENDS THAT ITS SHAREHOLDERS CAREFULLY REVIEW THE FULL TEXT OF THE PROPOSED ARTICLES BEFORE COMPLETING THE ENCLOSED PROXY.

     The following is a summary of the material proposed changes to the Company's current Articles of Incorporation:


Qualifications for Holders             Article IV (formerly  Article V) would no
Class A Common Stock                   longer  require  qualified  physicians to
                                       purchase  membership  in the  Company  in
                                       order to purchase  Class A common  stock.
                                       The  Company  has  never   enforced  this
                                       requirement.


Distributions Upon Liquidation         Article IV (formerly  Article V) would be
or Dissolution                         revised  so  that,  in  the  event  of  a
                                       distribution    upon    liquidation    or
                                       dissolution,  the net book  value of each
                                       class of common stock of the Company will
                                       be  determined  at the  beginning  of the
                                       fiscal year during which the  liquidation
                                       or   dissolution   occurs.   The  current
                                       articles   of    incorporation    use   a
                                       complicated     formula     of    capital
                                       contributions   and  membership  fees  to
                                       determine  the  value  of each  class  of
                                       common stock of the Company. The proposed
                                       change    reflects    how   the   Company
                                       calculates the value of stock that it redeems from a retiring shareholder.

Number of Directors                    Article V (formerly  Article VI) would be
                                       revised to provide that the number of directors of the Company is set by the Bylaws of the Company.

Amendments to Articles of              Article VI (formerly  Article VIII) would
Incorporation                          be revised so that any  amendment  to the
                                       articles of  incorporation  will  require
                                       approval of a majority vote of all of the
                                       outstanding   shares  of  each  class  of
                                       shareholders  of the Company  entitled to
                                       vote.    The    current    articles    of
                                       incorporation    are    silent   on   the
                                       requirements  for amending the  articles.
                                       This proposed  change is consistent  with
                                       the   requirements   of  the   Washington
                                       Business Corporation Act.

Amendments to Bylaws                   Article VI (formerly  Article VIII) would
                                       be revised to reserve  the power to amend
                                       the  Company's  bylaws  to the  Board  of
                                       Directors   and  to   provide   that  any
                                       amendment  to the bylaws will require the
                                       affirmative  vote  of  two-thirds  of the
                                       directors present at any meeting at which
                                       a quorum is  present,  provided  that the
                                       vote  includes an  affirmative  vote of a
                                       majority of each of the Class A directors
                                       and  Class  B  directors   present.   The
                                       current  bylaws,  in  certain  instances,
                                       require  the  approval  of the  Company's
                                       shareholders   with   respect   to  bylaw
                                       amendments.

 Approval of Merger                    Article  VI  would be  revised  so that a
                                       merger,  sale of all or substantially all
                                       of the  assets of the  Company,  or share
                                       exchange  must be  approved by a majority
                                       vote of the  outstanding  shares  of each
                                       class of shareholders of the Company. The
                                       Board  of  Directors  believes  that  the
                                       proposed  amendments   reflected  in  the
                                       Proposed   Articles   are  in  the   best
                                       interests   of  the   Company   and   its
                                       shareholders.

     The  Proposed  Articles,  if  approved  by the  shareholders  at the Annual
Meeting, will become effective upon the filing of restated articles of incorporation with the Washington Secretary of State, which will occur as soon as reasonably practicable following the Annual Meeting.

     Provided that a quorum is present, the Proposed Articles will be approved if holders of a majority of the shares of each class of common stock outstanding vote in favor of the proposal at the Annual Meeting. Shares that are not represented at the meeting and shares that abstain from voting on this proposal will have the effect of voting against the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED ARTICLES.

                     Proposal 2 - Approval of Amendments of
                                   Our Bylaws


     As part of its review of corporate governance issues, our Board of Directors decided to propose amendments to the Company's Bylaws.

     The Board of Directors has unanimously approved and recommended for approval by shareholders the Amended and Restated Bylaws (the "Proposed Bylaws"). A marked copy of the Proposed Bylaws as compared to our current Bylaws is attached to this proxy statement as Appendix B. THE COMPANY RECOMMENDS THAT ITS SHAREHOLDERS CAREFULLY REVIEW THE FULL TEXT OF THE PROPOSED BYLAWS BEFORE COMPLETING THE ENCLOSED PROXY.

      The following is a summary of the material proposed changes to the Company's current Bylaws:


Record Date for Shareholders           Article I,  Section 7 would be revised so
Meeting                                that the record  date set by the Board of
                                       Directors  is not MORE than 70 days prior
                                       to any shareholders  meeting.  The change
                                       brings the Company into  compliance  with
                                       the   statutory   requirements   of   the
                                       Washington Business Corporation Act.


Nominating Committee                   Article II, Section 2 would be revised so
                                       that a Nominating Committee would select candidates for election to the Board of Directors.

Requirements to be a                   Article II, Section 2 would be revised so
Class A Director                       that  each  Class  A  Director  must be a
                                       Class A shareholder of the Company.


Quorum Requirements for                Article  II,  Section 10 would be revised
Amending the Bylaws                    to provide that a minimum of 13 directors
                                       must be present at any meeting at which action to amend the Bylaws of the Company is to be taken.


Amendments to Bylaws                   Article  VI would be  revised  to provide
                                       that any  amendment  to the  Bylaws  will
                                       require   the    affirmative    vote   of
                                       two-thirds  of the  directors  present at
                                       any meeting at which a quorum is present,
                                       provided   that  the  vote  includes  the
                                       affirmative vote of a majority of each of
                                       the  Class  A   directors   and  Class  B
                                       directors   who  are   present   at  such
                                       meeting. Article VI of the current Bylaws requires, in certain instances, approval of bylaw amendments by the Company's shareholders.


Removal of Membership                  Article   XI  would  be  deleted  in  its
Requirement                            entirety.  The Company has never required
                                       health care  providers  who contract with
                                       the   Company  to  provide   health  care
                                       services to be members of the Company.

Distributions Upon Liquidation         Article XVI (formerly Article XVII) would
or Dissolution                         be  revised  so that,  in the  event of a
                                       distribution    upon    liquidation    or
                                       dissolution,  the net book  value of each
                                       class of common stock of the Company will
                                       be  determined  at the  beginning  of the
                                       fiscal year during which the  liquidation
                                       or  dissolution   occurs.  This  proposed
                                       change  is   identical   to  the   change
                                       proposed  to the  Company's  Articles  of
                                       Incorporation   above.


     The Board of Directors believes that the amendments reflected in the Proposed Bylaws are in the best interests of the Company and its shareholders.

     The Proposed Bylaws, if approved by the shareholders at the Annual Meeting, will become effective immediately after the Annual Meeting.

     Provided that a quorum is present, the Proposed Bylaws will be approved if holders of a majority of the shares of each class of common stock outstanding vote in favor of the proposal at the Annual Meeting. Shares that are not represented at the meeting and shares that abstain from voting on this proposal will have the effect of voting against the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED BYLAWS.

                       Proposal 3 - Election of Directors


General

     Under our Bylaws, the total number of positions on our board is 17. There are seven Class A directors who represent physician shareholders, seven Class B directors who represent hospital shareholders, and three Class C directors who represent employers that are not health care providers or that are consumers of health care services (or both). The Board of Directors is presently divided into three categories serving staggered three-year terms, with approximately one-third of the directors standing for election each year.

     Our board has nominated Mitchell B. Weinberg, M.D., Ph. D., to serve as a Class A director for a two-year term to expire in 2005, and Richard A. McGee, M.D., F.A.C.P., and Richard E. Rust, M.D., to each serve as Class A directors for three-year terms to expire in 2006. Our board has also nominated Kenneth D. Graham, Richard H. Peterson, and Paul G. Ramsey to serve as Class B directors for three-year terms to expire in 2006. In addition, Barbara L. Mitchell has been nominated to serve as a Class C director for a three-year term to expire in 2006.

     Nominations for director may be made only by our Board of Directors. In addition to approval of all nominations by a majority of the members of our Board of Directors, a majority of the existing Class A directors must approve the nominations of Class A nominees and a majority of the existing Class B directors must approve the nominations of Class B nominees.

                     INFORMATION WITH RESPECT TO NOMINEES AND
                       DIRECTORS WHOSE TERMS WILL CONTINUE


     Nominees for election as directors at the Annual Meeting are listed below.

Nominees for Director


Class A Physician Directors:

Richard A. McGee, M.D., F.A.C.P.,      Dr.  McGee  has had a  full-time  private
age 57                                 medical oncology practice for the past 27
  Director since 1995                  years  and is  President  of Puget  Sound
  For term to expire in 2006           Cancer   Centers,   one  of  the  largest
                                       medical  oncology  groups  in  Washington
                                       State. Previously, for 8 years, Dr. McGee
                                       was  the  Medical   Director  of  Stevens
                                       Healthcare,  a Public Hospital  District,
                                       and is currently a consultant  in Medical
                                       Staff Affairs to other area hospitals. He
                                       is a diplomat  of the  American  Board of
                                       Internal   Medicine   as   well   as  the
                                       specialty Boards of the American Board of
                                       Hematology  and  the  American  Board  of
                                       Medical  Oncology.  He is  the  immediate
                                       past-President  of the  Washington  State
                                       Medical  Oncology Society and is a member
                                       of the National  Medical  Policy Board of
                                       U.S.   Oncology,   the   largest   cancer
                                       treatment  network in the United  States.
                                       He is a Clinical Professor of Medicine at
                                       the  University  of  Washington  and is a
                                       Fellow  of  the   American   College   of
                                       Physicians.   He  is  a  member   of  the
                                       Clinical   Practice   Committee   of  the
                                       American Society of Clinical Oncology and
                                       Assistant Editor for Clinical Practice on
                                       their  Web  site.  In  the  past,  he has
                                       served as Chief of the Medical  Staff and
                                       Chairman of several hospital  committees.
                                       He  was  Vice-Chairman  of the  Board  of
                                       Directors of Snohomish County  Physicians
                                       Corporation,  a Blue Shield company.  His
                                       undergraduate   studies   were   at  John
                                       Carroll University,  his graduate studies
                                       at  Johns  Hopkins   University   Medical
                                       School and his postgraduate work was done at the University of Washington Hospital and the National Institutes of Health in Bethesda, Maryland.


Richard E. Rust, M.D., age 76          Dr.    Rust   is   a    retired    family
  Director since 1985                  practitioner.  Additional activities have
  For term to expire in 2006           included   serving   as  Trustee  of  the
                                       Washington  Academy of Family Physicians;
                                       Trustee,  King  County  Medical  Society;
                                       Trustee and Vice  Chairman of King County
                                       Medical  Blue  Shield;  and  President of
                                       King County Academy of Family Physicians.
                                       He  was   Chief  of   Medical   Staff  of
                                       Northwest Hospital in 1965.


 Mitchell B. Weinberg, M.D., Ph.D.,    Dr.  Weinberg  has  been  in the  private
 age 50                                practice  of  pediatric   medicine  since
   Director since March 2003           1984. After completing his  undergraduate
   For term to expire in 2005          training   in    Biochemistry    at   the
                                       University of California, Dr. Weinberg received his medical scientist training at Case Western Reserve University with an M.D.-Ph.D. awarded in

                                       1981. Residency training was completed at
                                       Children's Hospital and the University of
                                       Washington  Affiliated Hospitals in 1984.
                                       In  addition  to  managing a  14-provider
                                       pediatric  group  in   Woodinville,   Dr.
                                       Weinberg has been very  involved with the
                                       physician    leadership    of   Evergreen
                                       Healthcare,    and   presently   is   the
                                       President of the Medical Staff.

Class B Hospital Directors:

Kenneth D. Graham, FACHE, age 55       Mr.  Graham has served as  President  and
 Director since 1997                   CEO at Overlake  Hospital  Medical Center
 For term to expire in 2006            since 1994, and has overseen  significant
                                       changes in the organization. The hospital
                                       has  developed  a new  facilities  master
                                       plan;  introduced   operational  controls
                                       that have significantly improved hospital
                                       efficiency;  established  contracts  with
                                       more than 25 managed care  companies  and
                                       implemented    new   programs   like   an
                                       adolescent  psychiatric  care program;  a
                                       Multiple  Sclerosis  Center;  a Level III
                                       Emergency Center and a Women's  Hospital.
                                       He  serves  as  Chair  of  the   Overlake
                                       Venture Center and also the Chair of Goodwell Technologies; an Internet based virtual clinic service.

                                       Mr. Graham also currently serves as the voluntary Executive Director of RotaCare International; an organization dedicated to providing free clinics in association with local Rotary International clubs. RotaCare serves the homeless, migrant workers, new immigrants and the uninsured or underinsured.

                                       Mr.  Graham  is  committed  to  community
                                       involvement   in  local,   regional   and
                                       national   organizations   including  the
                                       Bellevue Chamber of Commerce and the Rotary Club of Bellevue. He previously served as a member or advisor of more than a dozen hospitals or health care organization boards.

                                       He earned a B.S.  degree in Public Health
                                       and a masters  degree  in  Public  Health
                                       Hospital  Administration,  both  from the
                                       University of California, Los Angeles. He
                                       is a Fellow in the  American  College  of
                                       Health   Care   Executives   and  is  the
                                       College's   Regent   for  the   State  of
                                       Washington.

Richard H. Peterson, age 60            In January 1995, Mr. Peterson assumed his
 Director since 1997                   role  as  President  and  CEO of  Swedish
 For term to expire in 2006            Health Services, the Northwest's largest,
                                       most comprehensive  health-care  facility
                                       representing   virtually   all   medical,
                                       diagnostic   and  surgical   specialties.
                                       Swedish is  comprised  of three  hospital
                                       campuses  totaling  1,236  licensed  beds
                                       (697 at First Hill,  163 at Ballard,  and
                                       376  at   Providence),   the   Providence
                                       Medical Group, a home health and hospice program, and an array of medical office buildings.

                                       Under  Mr.  Peterson's  leadership,   the
                                       financial performance of the organization
                                       has    improved,     a     comprehensive,
                                       system-wide   total  quality   management
                                       initiative  has been  implemented,
                                       major improvements to the facilities have
                                       been completed,  relationships with other
                                       health care  organizations in key service
                                       lines  have  been  developed,   specialty
                                       programs  have  been   established,   and
                                       strategic alliances with PacMed Clinics and Providence Health System have been formed.

                                       Mr.  Peterson has over 30 years of health
                                       care management experience.  Mr. Peterson
                                       holds a masters  degree in  hospital  and
                                       health-care   administration   from   the
                                       University of Minnesota and a Bachelor of
                                       Arts  degree from  Macalester  College in
                                       St. Paul,  Minnesota.  Mr. Peterson holds
                                       various  Board  and  Committee  positions
                                       with LifeCenter  Northwest,  First Choice
                                       Health Network, First Choice Health Plan,
                                       Health  Care  Forum and  Health  Services
                                       Northwest.  He is immediate past-Chair of
                                       the Washington State Hospital Association
                                       and   serves   on   several   Association
                                       Committees.  He is also a  member  of the
                                       Health  Care  Advisory   Committee,   the
                                       American     College    of     Healthcare
                                       Executives,   and   the   University   of
                                       Minnesota  Alumni  Association.


Paul G. Ramsey, M.D., age 53           Dr.  Ramsey  is the  Vice  President  for
 Director since 2000                   Medical Affairs and Dean of the School of
 For term to expire in 2006            Medicine at the University of Washington.
                                       Dr. Ramsey graduated from Harvard College
                                       in 1971 with honors in  Biochemistry  and
                                       received his M.D.  from  Harvard  Medical
                                       School in 1975.  Following  completion of
                                       residency  training in Internal  Medicine
                                       at  Massachusetts  General  Hospital,  he
                                       came to the University of Washington as a
                                       Senior  Fellow in  Infectious  Disease in
                                       1978.  Dr. Ramsey served as Chief Medical
                                       Resident at the then University  Hospital
                                       (now  University  of  Washington  Medical
                                       Center)  in  1980-1981.   He  joined  the
                                       faculty in the  Department of Medicine in
                                       1980  as an  Acting  Instructor  and  was
                                       appointed  as an  Assistant  Professor in
                                       1982.   Dr.   Ramsey  was   promoted   to
                                       Associate   Professor   in  1986  and  to
                                       Professor of Medicine in 1991.  He served
                                       as  Coordinator  of Student  Teaching for
                                       the Department of Medicine from 1982-1990
                                       and was Associate Chair of the Department
                                       from 1988-1990. He was appointed as Chair
                                       of the Department of Medicine in 1992 and
                                       became the first  holder of the Robert G.
                                       Petersdorf  Endowed  Chair in Medicine in
                                       1995.   He   served   as   Chair  of  the
                                       Department  of  Medicine  until June 1997
                                       when he was appointed  Vice President for
                                       Medical Affairs and Dean of the School of
                                       Medicine.  Dr.  Ramsey has  received  the
                                       Distinguished   Teacher  Award  from  the
                                       University   of   Washington   School  of
                                       Medicine's  graduating  class three times
                                       (in  1984,   1986,   and  1987)  and  the
                                       Margaret    Anderson   Award   from   the
                                       University of Washington graduating class of 1989. The Margaret Anderson Award recognizes exceptional support of medical students.

 Class C  Director:

 Barbara L. Mitchell,  age 57          Ms.  Mitchell  is  the  Administrator  of
  Director since 1986                  Organizational   Development  for  Valley
  For term to expire in 2006           Medical Center, Renton,  Washington.  She
                                       has worked in Human  Resource  management
                                       for  over 20  years  in the  Puget  Sound
                                       area.  Previously,  she was the  Managing
                                       Partner  of   ClearPoint,   an   employee
                                       benefits  brokerage and consulting  firm.
                                       Ms.  Mitchell  previously  served  as the
                                       Chief  Operating  Officer of The  Reppond
                                       Company;  Vice President  Human Resources
                                       for   KIRO   Broadcasting,    Inc.;   and
                                       Personnel    Director    for    Northwest
                                       Hospital.  She has a bachelors  degree in
                                       English  literature  and a masters degree
                                       in  Behavioral  Psychology.  She has been
                                       active  with  Rotary  International,  the
                                       American    Compensation     Association,
                                       Society  of  Human  Resource  Management,
                                       American and  Washington  Hospital  Human
                                       Resource   Associations,   the   Employee
                                       Benefits  Planning  Association,  various
                                       civic   organizations,   and  fundraising
                                       positions   with  the   American   Cancer
                                       Society and Washington Women in Need.

Continuing Directors:

Diane E. Cecchettini, age 55           Ms. Cecchettini was designated  President
 Class B Director since 1999           and  Chief   Executive   Officer  by  The
 Term expires in 2004                  MultiCare  Health System Board  effective
                                       July 1999. Ms.  Cecchettini has been with
                                       MultiCare  Health  System since June 1989
                                       in  various  capacities:  Executive  Vice
                                       President,         1997-1999,        Vice
                                       President-Patient Services 1989-1997. Ms.
                                       Cecchettini's     previous     experience
                                       includes: Assistant Administrator, Sutter
                                       General Hospital, Sacramento, California,
                                       1985-1989;   Administrative  Director  of
                                       Nursing and other management positions at
                                       Sutter  Memorial  Hospital,   Sacramento,
                                       California,    1977-1985;    and   direct
                                       clinical   experience   at  UCLA  Medical
                                       Center in Los  Angeles,  California.  Ms.
                                       Cecchettini  received a bachelors  degree
                                       in Nursing in 1970 from the University of
                                       California, Los Angeles, and a Masters of
                                       Science   degree   in   Human   Resources
                                       Management in 1976 from the University of Utah.

                                       In 1993,  Ms.  Cecchettini  retired  as a
                                       Lieutenant  Colonel  from  the Air  Force
                                       Reserves, having served 21 years as a Flight Nurse in Aeromedical Evacuation - serving in the Vietnam era and as a Troop Commander in Desert Storm.

 Gerald A. Cufley, M.D., age 58        Dr.   Cufley  has  been  in  the  private
  Class A Director since 2001          practice   of   medicine   in   Kirkland,
  Term expires in 2005                 Washington since 1977. After completing a
                                       degree  of  B.A.  in   Chemistry  at  the
                                       University  of  Washington  in 1966,  Dr.
                                       Cufley   attended   the   University   of
                                       Washington   School   of   Medicine   and
                                       received  his  medical  degree  in  1970.
                                       Internship   and  residency  in  internal
                                       medicine were completed at the University
                                       of New  Mexico  Affiliated  Hospitals  in
                                       1973. Two years of post graduate training
                                       in   Gastroenterology   was  obtained  at
                                       Letterman  Army  Medical  Center  and the

                                       University    of    California   at   San
                                       Francisco. From 1975 to 1977, Dr. Cufley served as a medical officer in the U.S. Army at Madigan Army Medical Center at Fort Lewis, Washington.

 Paul M. Elliott, CPA, age 62          Mr. Elliott currently serves as the Chair
  Class B Director since 1995          of  the  Board  of  Directors.  He is the
  Term expires in 2005                 retired  Senior Vice President of Finance
                                       and Operations for the Alpac Corporation,
                                       in which  position he served from 1981 to
                                       1993. From August 1969 to August 1981, he
                                       was   Vice    President-Controller    for
                                       Airborne Freight  Corporation in Seattle.
                                       He is a member of the Board of Visitors for Central Washington University, on the Board of the Boys & Girls Clubs of South
                                       Snohomish  County  and a member of Rotary
                                       International.

 Phillip J. Haas, age 54               Mr.  Haas has been  Administrator-Managed
  Class B Director since 1995          Care of Valley Medical Center,  a 304-bed
  Term expires in 2005                 acute  care  public  district   hospital,
                                       since November 1993, with  responsibility
                                       for   negotiating,    implementing,   and
                                       administering    contracts    and   joint
                                       ventures    linking   payers   with   the
                                       hospital, its clinic network,  individual
                                       practice associations, and medical staff.
                                       Since joining Valley Medical  Center,  he
                                       has managed the  development  of a clinic
                                       network   including  seven  primary  care
                                       clinics,   a  family  practice  residency
                                       clinic, a behavioral health clinic, and two occupational health clinics.

                                       From  1988  through  1993,  Mr.  Haas was
                                       Executive   Director  of  Virginia  Mason
                                       Health  Plan,  an HMO serving over 40,000
                                       members.   From  1985  to  1988,  he  was
                                       President  of  the  Company.   His  prior
                                       experience  includes  serving  as  Senior
                                       Vice  President of the Illinois  Hospital
                                       Association,   president  of  a  hospital
                                       shared   services    organization,    and
                                       administrative   director  of  a  medical
                                       school-based prepaid group practice plan.
                                       He is a Fellow of the American College of
                                       Healthcare  Executives.   He  received  a
                                       M.B.A.  degree  from  the  University  of
                                       Chicago   and   a   B.A.    degree   from
                                       Northwestern   University   in  Evanston,
                                       Illinois.

 William F. Johnston, M.D., F.A.C.E.P.,Dr.   Johnston   had  been  the   Medical
 age 57                                Director   of   Emergency   Services   at
  Class A Director since 1998          Northwest  Hospital  since 1977.  Besides
  Term expires in 2005                 the  supervision  of the  physicians  who
                                       deliver  emergency  medical  care  at the
                                       hospital,   his   position   provides  an
                                       interface     between     administration,
                                       nursing,  the  medical  staff  and  other
                                       hospital  departments to help support the
                                       smooth  delivery  of  emergency   medical
                                       services  at the  hospital.  He serves on
                                       the  Executive  Committee of the hospital
                                       as   Chairman   of  the   Department   of
                                       Emergency  Medicine.  Dr.  Johnston  also
                                       practices as an emergency  physician  and
                                       helps teach Advanced Cardiac Life Support
                                       and Advanced Trauma Life Support Courses.
                                       He received his M.D., M.B.A. and M.S.E.E.
                                       (Bioengineering)    degrees    from   the
                                       University of Washington.

 Scott F. Kronlund, M.D., M.S., age 45 Scott  F.  Kronlund  is the  Senior  Vice
  Class A Director since 2002          President for Ambulatory Services at Good
  Term expires in 2005                 Samaritan   Community   Healthcare.    He
                                       previously was the Chief Medical  Officer
                                       at Good  Samaritan,  responsible  for all
                                       outpatient physician and clinic services,
                                       and also serves an internal consultant to
                                       several  community-based   programs.  Dr.
                                       Kronlund   is  also  the   Chair  of  the
                                       Community  Advisory Board,  University of
                                       Washington  Health  Promotions   Research
                                       Center, which focuses on research related
                                       to healthy  aging.  He also serves on the
                                       Auxiliary Faculty and is a Guest Lecturer
                                       at the University of Washington,  Tacoma,
                                       Graduate School of Nursing.  Dr. Kronlund
                                       holds a Bachelor of Science in  Chemistry
                                       at the  Pacific  Lutheran  University  in
                                       Tacoma,   a  medical   degree   from  the
                                       University   of   Washington   School  of
                                       Medicine  as well as a Masters of Science
                                       degree in Preventative and Administrative
                                       Medicine    from   the    University   of
                                       Wisconsin.   In   addition,   he   is   a
                                       board-certified family physician,  having
                                       received  his  residency  training at the
                                       University  of  Iowa.  Dr.   Kronlund  is
                                       currently professionally  affiliated with
                                       the    American    Academy    of   Family
                                       Physicians,   Washington   State  Medical
                                       Association,  Medical  Society  of Pierce
                                       County  and  is  a  Certified   Physician
                                       Executive through the American College of Physician Executives.

 Garman E. Lutz, CPA, age 57           Mr. Lutz has been  Senior Vice  President
  Class B Director since 2000          of Class B Finance  and  Chief  Financial
  Term expires in 2004                 Officer   for  Empire   Health   Services
                                       ("EHS")  in  Spokane,  Washington,  since
                                       1990.  EHS  operates   Deaconess  Medical
                                       Center,   Valley   Hospital  and  Medical
                                       Center,  St. Luke's Extended Care Center,
                                       Family  Home Care and First  Care  Urgent
                                       Care  Centers.  He also serves in various
                                       positions for EHS' joint venture projects
                                       including    Inland    Northwest   Health
                                       Services,  Inland Empire  Hospital Shares
                                       Services and the Spokane PHCO.  Mr. Lutz,
                                       prior to his  appointment  at EHS,  was a
                                       partner in a local  Spokane  CPA firm for
                                       over   eighteen   years.   His   practice
                                       experience  concentrated  in a management
                                       advisory  service,  audit  and  financial
                                       planning.  Mr. Lutz served as Chairman of
                                       the  Valley  Hospital  &  Medical  Center
                                       Advisory Board from its inception in 1985
                                       until  August  of  1990.   Prior  to  his
                                       appointment  as an  officer  of EHS,  Mr.
                                       Lutz served on the EHS Board of Directors
                                       from  1988  through  1990.  Mr.  Lutz  is
                                       active  in many  community  organizations
                                       and  currently  is a board  member of the
                                       Spokane Area Chamber of Commerce, Eastern
                                       Washington  Museum   Foundation,   Inland
                                       Empire   Genetics   Clinic,    Leadership
                                       Spokane  and  the   Rockwood   Retirement
                                       Committee.  He is a member of the  AICPA,
                                       Washington    Society   of   CPA's,   and
                                       Healthcare      Financial      Management
                                       Association.

William J. MacDonald, M.D., age 58     Dr. MacDonald  attended Brown University,
 Class A Director since 2000           received  his  medical  degree  from  the
 Term expires in 2005                  University of Vermont,  and completed his
                                       residency    at   the    University    of
                                       Pennsylvania.  He earned a Fellowship  at
                                       the University of California,  San Diego,
                                       and  is  board   certified   in  Internal
                                       Medicine and Cardiovascular  Disease.  He
                                       joined The  Everett  Clinic in 1976.  Dr.
                                       MacDonald  has served as Board  Chair and
                                       President  of The Everett  Clinic for the
                                       last  five  years.  He  has  a  half-time
                                       cardiology  practice,  providing  reality
                                       testing in both the  hospital  and office
                                       environments.  Special  interests include
                                       learning  about the  future  of  American
                                       medicine  and  effective   organizational
                                       governance.

Greg Van Pelt, age 51                  Mr. Van Pelt has been the Vice  President
 Class B Director since 2001           and  Chief  Executive  of the  Providence
 Term expires in 2005                  Health System,  Washington Region,  since
                                       June 2001. The  Washington  Region of the
                                       Providence    Health   System    includes
                                       hospital,   clinic  and  long-term   care
                                       services with more than 9,000  colleagues
                                       throughout  the  state.  Mr. Van Pelt has
                                       been with  Providence  Health  System for
                                       over  25   years.   He  has   served   in
                                       management roles both as Chief Executive,
                                       Providence    Health   Plan   and   Chief
                                       Executive,     Providence-St.     Vincent
                                       Hospital  and  Medical  Center,  both  in
                                       Portland,  Oregon.  Providence  has  been
                                       serving  the  West  for  over  140  years
                                       through its hospitals and health services
                                       in   Alaska,   Washington,   Oregon   and
                                       California.

Clyde D. Walker, age 47                Mr.  Walker  has  been  the  Senior  Vice
 Class C Director since 1995           President, Human Resources at Continental
 Term expires in 2005                  Mills since December 31, 2002. Mr. Walker
                                       was the Vice  President,  Human Resources
                                       of  PRIMEX   Aerospace  and   Electronics
                                       Division and PRIMEX Aerospace  Company in
                                       Redmond, Washington, from October 1977 to
                                       June 2000.  Mr.  Walker has over 10 years
                                       experience in the human  resources  field
                                       and   over   20    years   of    business
                                       administration and management experience.
                                       Since 1977, Mr. Walker has held positions
                                       of increasing levels of responsibility in
                                       areas        including        subcontract
                                       administration, contract administration, pricing and human resources. He received an M.B.A. degree from City University in Seattle and a B.A. degree in business administration from the University of
                                       Washington.

                                       Mr. Walker recently served as Chairman of
                                       the  Board  of   Directors  of  both  Big
                                       Brothers  and Big  Sisters of King County
                                       and   led   both   boards   through   the
                                       combination   of  the   two   independent
                                       agencies. He remains on the resulting combined Board.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


     During 2002, our board met eight times. Each director attended at least 75 percent of the total meetings of the Board of Directors and all committees on which he or she served during 2002, other than Ms. Cecchettini, Dr. Cufley, Mr. Graham, Mr. Lutz, Mr. Peterson, Dr. Ramsey, and Mr. Van Pelt. The Company does not have a standing nominating committee.

Current Board Committees

     AUDIT COMMITTEE. The Board of Directors has established an Audit Committee ("Audit Committee") which operates under a formal written charter adopted by the Board of Directors. The Audit Committee held six meetings during 2002. The Audit Committee is currently comprised of Mr. Elliott (Chair), Dr. McGee, Ms. Mitchell, and Mr. Walker. The Audit Committee has the authority to review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company. The Audit Committee assists the Board of Directors in areas relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. The responsibilities of the Audit Committee are more fully described in its charter, attached as Appendix C to this proxy statement.

     COMPENSATION COMMITTEE. The Board of Directors has established a Compensation Committee ("Compensation Committee"). The Compensation Committee is currently comprised of Mr. Walker (Chair), Mr. Elliott, Mr. Haas, Dr. McGee, Ms. Mitchell, and Dr. Rust. The Compensation Committee is responsible for establishing and administering the Company's executive compensation and incentive programs and for the Company's general compensation policies.

Compensation of Directors

     Effective as of June 28, 2001, Class A and Class C directors receive $500 per board meeting and $125 per hour for committee meetings attended. Class B directors are not compensated because their positions typically preclude them from keeping director fee compensation.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table shows the amount of Company common stock beneficially owned as of December 31, 2002, by our current directors and nominees for director, the executive officers named in the summary compensation table below, shareholders known to us to beneficially own more than five percent of our common stock, and all executive officers and directors of the Company as a group. Beneficial ownership includes shares currently owned, shares that a person has a right to vote or transfer, and any shares that a person has a right to acquire within 60 days. Except as noted below, each holder has sole voting and investment power with respect to shares listed as owned. As of December 31, 2002, the Company had 538 shares of Class A common stock and 40,600 shares of Class B common stock outstanding.


                                         Shares
                                   Beneficially Owned            Percent of

             Name                 Class A    Class B (1)    Class A      Class B
             ----                 -------    -------        -------      -------
Northwest Hospital                              5,800                     14.3%
1550 North 155th
Seattle, Washington 98123

Providence Health System,                       5,800                     14.3%
Washington Region
506 Second Avenue, Suite 1200
Seattle, Washington  98104

Good Samaritan                                  5,800                     14.3%
Community Healthcare
407 14th Avenue S.E.
Puyallup, Washington 98371

MultiCare Medical Center                        5,800                     14.3%
315 Martin Luther King Jr. Way
Tacoma, Washington 98415

Empire Health Services                          5,800                     14.3%
800 W. Fifth Avenue
Spokane, Washington  99210

Swedish Medical Center                          5,800                     14.3%
747 Broadway
Seattle, Washington 98114

Overlake Hospital Medical                       5,800                     14.3%
Center
1035 116th Avenue N.E.
Bellevue, Washington 98004

Diane E. Cecchettini, R.N. (1)

Gerald A. Cufley, M.D.               1                         *

                                         Shares
                                   Beneficially Owned            Percent of

             Name                 Class A    Class B (1)    Class A      Class B
             ----                 -------    -------        -------      -------
Paul M. Elliott

Gary R. Gannaway

Kenneth D. Graham (1)

Phillip J. Haas

Kenneth Hamm

Ross D. Heyl

William F. Johnston, M.D.            1                         *

Julie A. Keeffe

Scott F. Kronlund, M.D.              1                         *

Garman E. Lutz (1)

William J. MacDonald, M.D.           1                         *

Richard A. McGee, M.D.               1                         *

Barbara L. Mitchell

Richard H. Peterson (1)

Paul G. Ramsey, M.D.

Richard E. Rust, M.D.                1                         *

Greg Van Pelt (1)

Clyde D. Walker

Mitchell B. Weinberg, M.D., Ph.D.    1                         *

Ze've Young, M.D.

All directors and executive          7          29,000        1.3%        71.4%
officers as a group (22 persons) (1)
---------------

*Represents less than one percent of Class A common stock outstanding.

(1) The following  Class B directors are affiliated  with a Class B shareholder:
Diane E. Cecchettini (MultiCare Medical Center), Kenneth D. Graham (Overlake Hospital Medical Center), Garman E. Lutz (Empire Health Services), Richard H. Peterson (Swedish Medical Center), and Greg Van Pelt (Providence Health System, Washington Region). As a result, each of these directors may be deemed to have beneficial ownership of the Class B shares held by the hospital with which he or she is affiliated.

     Four additional hospitals in the state of Washington (Evergreen Hospital Medical Center, 12040 Northeast 128th Street, Kirkland, WA 98034, Valley Medical Center, 400 S. 43rd Street, Renton WA 98055, Stevens Memorial Hospital, 21601 76th Avenue, Edmonds, WA 98026, and University of Washington Medical Center, 1959 Northeast Pacific Street, Seattle, WA 98195) are not shareholders of the Company, but have made capital contributions to the Company in consideration of contractual rights substantially similar to the rights to which each holder of our Class B common stock is entitled, including liquidation and dividend rights, but excluding voting rights.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires that all of our executive officers and directors and all persons who beneficially own more than 10 percent of our Class A common stock ("reporting persons") file reports with the Securities and Exchange Commission (the "SEC") with respect to beneficial ownership of our common stock. Each of our executive officers and all but one of our directors recently filed an initial report under Section 16(a) relating to his or her beneficial ownership of Class A common stock, all of which were filed after their original due dates. We anticipate that Dr. Johnston, a current director, will file his initial report under Section 16(a) upon his return to the Seattle area. We have adopted procedures to assist our directors and executive officers in complying with the
Section 16(a) filing requirements in the future.

          Proposal 4 - Ratification of Selection of Independent Auditors


     The Board of Directors has selected Moss Adams LLP as the Company's independent auditors for the fiscal year ending December 31, 2003. Although the selection of independent auditors is not required to be submitted to a vote of the shareholders by the Company's charter documents or applicable law, the Board of Directors has decided to ask the shareholders to ratify the selection.

     Provided that a quorum is present, the selection of Moss Adams LLP as the Company's independent auditors will be ratified if holders of a majority of the shares of each class of common stock outstanding vote in favor of the proposal at the Annual Meeting. Shares that are not represented at the meeting and shares that abstain from voting on this proposal will have the effect of voting against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SELECTION OF INDEPENDENT AUDITORS FOR 2003.

AUDITORS FOR FISCAL YEAR ENDED DECEMBER 31, 2002

     Moss Adams LLP, independent certified public accountants, performed the audit of our consolidated financial statements for 2002. The Company does not anticipate that a representative of Moss Adams LLP will be present at the Annual Meeting.

AUDIT FEES

     The aggregate fees billed by Moss Adams LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002, and their review of the financial statements included in its quarterly reports on Form 10-Q for that fiscal year were $85,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During 2002,  Moss Adams LLP did not provide any  professional  services to
the  Company  with  regard  to   financial   information   systems   design  and
implementation.

ALL OTHER FEES

     Fees billed for services provided to the Company by Moss Adams LLP during 2002, other than the services described above under "Audit Fees," were $15,000. Such fees were for services rendered in connection with the pension plan audit and other consulting relating to accounting matters. The Audit Committee has considered whether the provision of these services to the Company is compatible with maintaining the independence of the Company's independent public accountants.

CHANGE IN AUDITOR

     Effective September 27, 2001, the Company dismissed Deloitte & Touche LLP as the Company's independent auditors and engaged Moss Adams LLP as its new independent auditors. The decision to change the Company's auditing firm was approved by the Board of Directors. The report of Deloitte & Touche LLP on the Company's financial statements for the 2000 fiscal year contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During 2000 and the subsequent interim period to the date of the change of auditors, there were no material disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements.

     The Company requested that Deloitte & Touche LLP furnish a letter addressed to the Company stating that it agreed with the above statements. A copy of such letter, dated September 28, 2001, was filed by the Company under cover of Form 8-K on October 23, 2001.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors reports to the Board and is responsible for overseeing the Company's accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is comprised of five directors, each of whom meets independence requirements under current National Association of Securities Dealers ("NASD") corporate governance standards. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix C.

     In discharging its responsibilities, the Audit Committee and its individual members have met with management and the Company's independent auditors, Moss Adams LLP, to review and discuss the Company's accounting functions, the audit process and the audited financial statements. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," and discussed with the auditors any relationships that may impact their objectivity and independence.

     Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the United States Securities and Exchange Commission.

      AUDIT COMMITTEE

            Paul M. Elliott (Chair)             Richard A. McGee, M.D.
            Kenneth D. Graham                   Barbara L. Mitchell
            Garman E. Lutz

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation awarded or paid for the three years ended December 31, 2002, to the Company's President and Chief Executive Officer and to the other four most highly compensated officers of the Company during 2002.

                           SUMMARY COMPENSATION TABLE

============================ ======== =========================== ==============
                                         Annual Compensation
============================ ======== =========================== ==============

         Name and                                  Compensation     All Other
    Principal Position        Year      Salary        Bonus       Compensation (1)
---------------------------- -------- ----------- --------------- --------------
Gary R. Gannaway              2002    $299,091      $67,500           $6,000
President and Chief           2001     270,000            -            7,735
Executive Officer             2000     268,887      138,915            8,646
---------------------------- -------- ----------- --------------- --------------
Kenneth Hamm                  2002    $211,767      $50,750           $1,067
Executive Vice President      2001     203,000       12,019              960
and Chief Financial Officer   2000      96,154            -           15,194
---------------------------- -------- ----------- --------------- --------------
Ross D. Heyl                  2002    $125,135      $30,126           $5,000
Vice President and Chief      2001     120,500       29,243            5,000
Marketing Officer             2000     116,970       25,200            5,000
---------------------------- -------- ----------- --------------- --------------
Julie A. Keeffe, R.N.         2002    $157,029      $28,125             $941
Vice President of Medical     2001     150,000       18,200              960
Management and Member         2000     145,600       33,250              600
Services
---------------------------- -------- ----------- --------------- --------------
Ze've Young, M.D.             2002    $193,075      $34,648           $2,807
Vice President and Chief      2001     181,441            -              960
Medical Officer
---------------------------- -------- ----------- --------------- --------------

(1) All other compensation includes auto allowances and car fringe benefits with the exception of $15,194 reported for Kenneth Hamm in 2000. Mr. Hamm worked as a consultant to the Company before being hired as Chief Financial Officer and the $15,194 represents consulting fees.

STOCK OPTIONS

     The Company has does not have a stock award plan or option plan and no stock options or stock appreciation rights have been granted or exercised or are outstanding.

NO EQUITY COMPENSATION PLAN

     The Company does not have any equity compensation plans. No options, warrants, or other rights are outstanding pursuant to which common stock of the Company would be issued upon the exercise thereof.

LONG TERM INCENTIVE PLAN

     Key executives of the Company are eligible to participate in the Company's Long Term Incentive Plan, which was instituted effective January 1, 2003. The Board of Directors has adopted certain performance metrics to determine the amount of incentive compensation, if any, that will be payable to the Company's eight key executives in the initial three-year cycle beginning January 1, 2003. The total amount of incentive compensation that may be distributed to executives of the Company at the end of the three-year cycle is $675,000, which is allocated as follows:

               President and CEO              $225,000
               Executive Vice President       $150,000
               and Chief Financial Officer
               Vice Presidents (6 total)      $ 50,000 each
                                              --------
               TOTAL                          $675,000
                                              ========

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Company also adopted a Supplemental Executive Retirement Plan (the "SERP") effective January 1, 2003, in which selected employees, including the five executive officers named in the Summary Compensation Table above, may participate. The SERP provides for employer contributions in an amount equal to 7 percent of the participant's regular base salary each calendar year. In addition, participants may voluntarily defer other compensation otherwise payable and have it credited to his or her SERP account.

CEO EMPLOYMENT AGREEMENT

     Effective January 1, 2003, Gary R. Gannaway entered into a three-year employment agreement as the Company's President and Chief Executive Officer. Under his employment agreement with the Company, Mr. Gannaway will receive an annual base salary of $302,940 for 2003, subject to a 2 percent annual increase. Mr. Gannaway will be eligible to receive an annual cash bonus of up to 50 percent of base pay according to performance achieved against mutually determined targets. The amount of the annual bonus shall be determined and awarded by the Board of Directors. In addition, Mr. Gannaway is eligible for a long-term incentive award under the Company's Long-Term Incentive Plan and to participate in its Supplemental Executive Retirement Plan.

                          COMPENSATION COMMITTEE REPORT


     The Compensation Committee is comprised of six directors and is chaired by Clyde Walker, Senior Vice President, Human Resources at Continental Mills. The Compensation Committee is responsible for establishing and administering the Company's executive compensation and incentive programs and for the Company's general compensation policies. The Compensation Committee's principal objective is to align executive compensation with established company performance goals as measured by operating, financial and strategic objectives.

      Components of executive compensation for 2002 included base salaries and annual incentive bonuses. Executive salaries are structured to be competitive within the marketplace of companies of similar types and size. Annual incentive bonuses allow executives to earn additional compensation if performance goals are met. The Compensation Committee reviews and recommends annual incentive compensation amounts for the President and Chief Executive Officer and the other executive officers to the Board of Directors for the Board's final approval.

     For 2003, the Compensation Committee recommended that the Board of Directors approve additional executive officer compensation in the form of a Supplemental Executive Retirement Plan in the amount of 7 percent of base compensation and a long-term incentive program for the period 2003-2005, wherein an incentive bonus payment may be awarded based on performance in achieving long-term objectives. The Company offers no equity participation opportunities to its executive officers such as stock options or stock grants.

      COMPENSATION COMMITTEE

            Clyde D. Walker (Chair)             Richard A. McGee, M.D.
            Paul M. Elliott                     Barbara L. Mitchell
            Phillip J. Haas                     Richard E. Rust, M.D.


                                   MANAGEMENT


     Information with respect to our executive management team appears below.


Gary R. Gannaway, age 57               Mr.   Gannaway   joined  the  Company  as
President and Chief Executive Officer  President and CEO in January 1996. He has
                                       over 25 years Officer of experience in managing and marketing HMOs, PPOs, and other managed care programs across the country.

                                       He has  worked as a Health  Plan  General
                                       Manager, and as a Regional Vice President
                                       for national  carriers,  including  Aetna
                                       and  CIGNA,   and  as  CEO  and  COO  for
                                       physician and hospital-sponsored  managed
                                       care   programs  at  the   regional   and
                                       national level. Mr. Gannaway is also very active on community boards.

                                       Mr. Gannaway earned his bachelors  degree
                                       in both  Political  Science and German at
                                       the  University  of  California  at Santa
                                       Barbara.  As an  undergraduate,  he  also
                                       studied  at Georg  August  University  in
                                       Gottingen, Germany. He earned his masters
                                       of   Education   degree  from  the  State
                                       University  of New  York  where  he  also
                                       completed    his    course    work    and
                                       comprehensive examinations for a Ph.D. in Management.


Kenneth Hamm, age 44                   Mr. Hamm joined the Company in July 2000.
Executive Vice President and           He has  spent  most of his  career in the
Chief Finanical Officer                managed  care  industry.   Mr.  Hamm  was
                                       Director  of Finance in the Group  Market
                                       segment at Wellpoint  Health  Networks in
                                       southern  California from 1991-1994.  Mr.
                                       Hamm  served in various  roles at Premera
                                       Blue Cross and Subsidiaries  from 1994 to
                                       1999   including   five   years
                                       as  Vice   President   of   Finance   and
                                       Healthcare Economics. Until starting with
                                       the  Company in July 2000,  Mr.  Hamm was
                                       the interim  Chief  Financial  Officer at
                                       Medica  Healthplans  in Minnesota,  a one
                                       million member regional HMO, beginning in
                                       1999. Mr. Hamm earned a bachelors  degree
                                       in   Finance   from   California    State
                                       University at Los Angeles in 1985 and is a certified public accountant.


Ross D. Heyl, age 50                   Mr. Heyl joined the Company in 1985.  Mr.
Vice President and                     Heyl and is a licensed  health  insurance
Chief Marketing Officer                agent in the  state of  Washington.  From
                                       1980 to  1982,  he was with  Penn  Mutual
                                       Life Insurance Company in San Francisco and Seattle. From 1982 to 1985, he was an account executive for Rollins Burdick
                                       Hunter of  Washington.


Julie A. Keeffe, R.N., age 45          Ms.  Keeffe  joined  the  Company  in May
Vice President of Medical Management   1997.  Ms.  Keeffe  has  worked in health
and Member Services                    care since  1979.  Prior to coming to the
                                       Company,   she   provided   health   care
                                       management  consulting services from 1996
                                       to 1997 for Milliman and Robertson, Inc.,
                                       where    she    implemented    successful
                                       strategies  for  the  medical  management
                                       systems  of  health  plans  and  delivery
                                       systems. Earlier, Ms. Keeffe was Director
                                       of Utilization and Quality Management for
                                       the  Virginia  Mason Health Plan for nine
                                       years. Her background includes indemnity,
                                       PPO, and HMO  utilization  management and
                                       analysis.    Her   clinical    experience
                                       includes   several  years  of  inpatient,
                                       outpatient,  and emergency  care nursing.
                                       Ms.  Keeffe's  expertise  is in designing
                                       medical  management  that meets the needs
                                       of the provider as well as the payer. Her
                                       areas of interest include utilization and
                                       quality management,  referral management,
                                       medical   claims   review   and   medical
                                       coverage policy development. Ms. Keeffe received her nursing degree from Yakima
                                       Valley  School of Nursing in 1979.

Ze'ev Young, M.D., age 50              Dr.  Young  joined the Company in January
Vice President and Chief Medical       2001. He is responsible for the oversight
Officer                                of   medical   management   and   quality
                                       improvement.    He   also    participates
                                       actively in strategic  planning,  network
                                       development,  and public  relations.  Dr.
                                       Young    interfaces    with   the   local
                                       practitioner community to ensure that high-quality, cost-effective health care services are available to the Company's members.

                                       Dr. Young brings significant managed care
                                       experience to the Company.  Just prior to
                                       joining  the  Company,  Dr.  Young  spent
                                       nearly  three  years  as  the   Northwest
                                       Regional   Medical  Director  for  United
                                       Healthcare.  While at United  Healthcare,
                                       Dr.    Young    was    instrumental    in
                                       successfully introducing local providers to an innovative, practitioner-friendly, and member-centric approach to health care delivery. Prior to joining United Healthcare, Dr. Young spent five years at Regence Blue Shield serving as the Boeing Division Medical Director, and was also responsible for corporate medical policy.

                                       Dr. Young's  undergraduate degree is from
                                       the  University of California and he is a
                                       graduate of the Albert  Einstein  College
                                       of Medicine in New York.  In 1978, he was
                                       elected to the Alpha  Omega  Alpha  Honor
                                       Medical Society.  Dr. Young completed his
                                       Family  Practice  Residency at Providence
                                       Medical  Center in Seattle and is a Board
                                       Certified family  physician.  He has over
                                       20   years   practice    experience   and
                                       continues to maintain a small private practice. Dr. Young is also a Clinical Assistant Professor of Family Medicine at the University of Washington School of Medicine.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Various directors and officers of the Company, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Company during 2002 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future.

Agreement with University of Washington Academic Medical Center

     On December 20, 1999, the Company executed an agreement with University of Washington Academic Medical Center ("UWMC") to become a participant in the administration, operations and any incentives bestowed upon any shareholders in the Company effective January 1, 2000. Pursuant to this Agreement, UWMC agreed to pay an affiliation fee to the Company in the amount of $2,520,000, payable $1,260,000 upon execution of the Agreement with the remaining $1,260,000 payable in three equal annual payments of $420,000 plus interest at five percent (5%). UWMC made the final $420,000 principal payment in 2002, but owed $134,557 in accrued interest as of December 2002. UWMC subsequently paid the accrued interest in February 2003.

Participating Hospitals

     The following table shows with respect to each participating hospital that owns Class B common stock or a participating equity in the Company, the amount of premiums paid to the Company and the amount of medical expense reimbursement paid by the Company during 2002.

Owner Hospital                            Premium Revenue      Medical Expense
--------------                            ---------------      ---------------

Empire Health Centers Group, Inc.                                   $203,483
Evergreen Hospital Medical Center           $1,404,184             1,527,167
Good Samaritan Hospital                                            1,064,071
MultiCare Medical Center                                           2,441,481
Northwest Hospital                                                   999,301
Overlake Hospital Medical Center                                   1,076,669
Providence Health System, Washington Region                        2,231,276
Stevens Memorial Hospital                                            869,289
Swedish Medical Center                                             3,969,902
University of Washington Medical Center                            2,649,318
Valley Medical Center                                              1,402,663
                                            ----------             ---------

Grand Total *                               $1,404,184           $18,434,620
                                            ==========           ===========

---------------

* In addition, the owner hospitals paid a total of $4,523,692 in administrative fees to the Company in 2002.

No Performance Graph

     Neither class of the Company's common stock is listed or traded on any stock exchange. The Company has not paid a dividend during the past five years and has no plans to pay a dividend at any time in the future.

                   INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Secretary of the Company before March 1, 2004, for inclusion in the 2004 Proxy Statement and form of proxy. In addition, if the Company receives notice of a shareholder proposal after May 1, 2004, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

                          ANNUAL REPORT TO SHAREHOLDERS

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, IS ENCLOSED WITH THIS PROXY STATEMENT. Copies of exhibits to the Form 10-K may be obtained by sending a written request to the Corporate Secretary of First Choice Health Network, Inc., 601 Union Street, Suite 1100, Seattle, Washington 98101-1838. The Form 10-K is also available on-line at: www.sec.gov/edgar/searchedgar/companysearch.html, then enter: First Choice Health Network.

May 9, 2003                         BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Rosalind Noonan

                                    Rosalind Noonan, Assistant Secretary

                                                                      APPENDIX A

*Note that if proposal 1 is approved the language in brackets will be deleted and language in capital letters (other than headings) will be added.


                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                        FIRST CHOICE HEALTH NETWORK, INC.



     Pursuant to RCW 23B.10.070, the undersigned hereby submits restated articles of incorporation of First Choice Health Network, Inc. [These restated articles do not contain amendments to the articles of incorporation] ADOPTED BY THE SHAREHOLDERS OF THE CORPORATION IN ACCORDANCE WITH RCW 23B.10.030.

                                   ARTICLE I

     The name of the  corporation  shall be FIRST CHOICE  HEALTH  NETWORK,  INC.


                                   ARTICLE II

     The general nature of the business of the corporation and the objects and purposes to be transacted, promoted, and carried on by it are as follows:

     A. To offer and operate an alternative delivery system of comprehensive health care claims processing and administrative services and cost-effective, quality health care benefits.

     B. To have and to exercise any and all powers available to business corporations under the laws of the State of Washington.

     C. To transact any and all lawful business for which business corporations may be organized under the laws of the State of Washington.

                                  ARTICLE III

     The corporation is to have perpetual existence.

                                  [ARTICLE IV]

     [The initial registered office of the corporation is to be: 1550 North 115th Street, Seattle, Washington 98133, and the initial registered agent at such address shall be James Hart.]

                                   ARTICLE IV

     The corporation shall have the authority to issue 30,000 shares of Class A common stock (with a par value of $1.00 per share) and 70,000 shares of Class B common stock (with a par value of $1.00 per share). The aggregate number of the authorized shares of the corporation shall be 100,000.

     Class A common stock shall only be issued to and held by (a) physicians who are licensed in the State of Washington, who provide health care services pursuant to a contract with the corporation, who hold active, associate or provisional medical staff privileges at one or more of the hospitals which contract with the corporation to provide health care services, [and who have purchased membership in the corporation] or (b) (at the election of the President of the corporation) professional service corporations consisting of such physicians. Class B common stock shall only be issued to and held by hospitals which are in such amounts as the Board may from time to time designate. Dividends allocated to a class shall be divided among the shareholders of that class according to the number of shares in the name of each such shareholder on the books of the corporation.

     Voting shall be by class. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     The Board of Directors may declare and pay dividends on the shares of one or more of the classes of common stock of the corporation at such times and in such amounts as the Board may from time to time designate. Dividends allocated to a class shall be divided among the shareholders of that class according to the number of shares in the name of each such shareholder on the books of the corporation.

     Upon liquidation or dissolution, whether voluntary or involuntary, the assets of the corporation available for distribution to shareholders shall be distributed TO EACH CLASS OF SHAREHOLDERS BASED ON THE NET BOOK VALUE OF EACH CLASS'S SHARES AS DETERMINED by the Board of Directors [between the classes of outstanding stock in the same proportion as the capital contributions (adjusted for any distribution from or] AT THE BEGINNING OF THE FISCAL YEAR [charged to such capital contributions of all past and present shareholders of each of the various classes relate to the capital contributions for the other classes at the time of any such distribution, provided, however, that all membership fees paid by the past and present shareholders shall be considered as part of the capital contributions for purposes of the aforementioned calculation and provided further that all amounts paid by nonshareholder hospitals who have contracted for the right to receive distributions upon] DURING WHICH THE liquidation or dissolution [shall be considered as part of the capital contributions of the Class B (hospital) shareholders for purposes of the aforementioned calculation. Within each class, the assets shall be distributed among shareholders according to the number of shares standing in the name of each such shareholder on the books of the corporation.] OCCURS.


                                   [ARTICLE V]

     [The initial Board of Directors shall consist of three (3) directors. The names and addresses of the directors who shall first manage the affairs of the corporation until the first annual meeting are as follows:]

                [Richard E. Rust, M.D.         1847 Ridgefield Road N.W.
                                               Seattle, WA 98177]

                [James M. Russo, M.D.          13519 Southeast 250th
                                               Kent, WA 98031]

                [David M. Semple               5034 Eighth Avenue Northeast
                                               Seattle, WA 98105]

                                 [ARTICLE VII]

     [The name and address of the incorporator of the corporation is as follows:]

                [James Hart                    1550 North 115th Street
                                               Seattle, WA 98133]

                                 [ARTICLE VIII]


                                   ARTICLE V

     THE NUMBER OF DIRECTORS OF THIS CORPORATION SHALL BE FIXED AS PROVIDED FOR BY THE BYLAWS OF THIS CORPORATION.

                                   ARTICLE VI

     Cumulative voting shall not be allowed.

     One or more directors or the entire Board of Directors may be removed, with or without cause, by the shareholders at a meeting of the shareholders called expressly for that purpose, provided, however, that the holders of at least 75% of the outstanding shares of each class vote affirmatively to do so.

     No shareholder may sell, transfer, bequeath, or otherwise assign his/her shares in the corporation except to the corporation for repurchase at a price equal to twenty percent (20%) (or, in the case of a physician shareholder who has died, retired from the practice of medicine after having reached the age of 60 years, or ceased the practice of medicine because of a permanent disability, one hundred percent 100%) of the NET book value of his/her shares as determined by the Board of Directors at the beginning of the fiscal year during which the transfer is made.

     The power to [alter, amend or repeal bylaws of the corporation, subject to repeal or change by action of the shareholders, shall be vested in the Board of Directors of the corporation, provided, however, that the affirmative vote of the holders of a majority] AMEND THESE ARTICLES OF INCORPORATION SHALL REQUIRE APPROVAL BY A MAJORITY VOTE OF ALL of the outstanding shares of each [outstanding] class of [capital] SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE ON THE AMENDMENT.

     [stock] APPROVAL OF A SHARE EXCHANGE, MERGER OR SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS of the corporation shall [be required before any alteration, amendment or repeal of Articles I, II, V, VI, XV, XVI and XX of those bylaws] REQUIRE APPROVAL BY A MAJORITY VOTE OF ALL OF THE OUTSTANDING SHARES OF EACH CLASS OF SHAREHOLDERS of the corporation ENTITLED TO VOTE. [that were approved by the dirctors and shareholders of the corporation on May 8, 1985, or any amendments or successors thereto, shall become effective.]

     [As long as there are at least nine (9) directors, the directors shall be divided into three classes, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of a third class to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Each director shall hold office for the term for which he/she is elected and until his/her successor shall have been elected and qualified. No classification of directors shall be effective prior to the first annual meeting of shareholders.]

     The presence, in person or by duly authorized proxy, of the holders of thirty-three percent (33%) of the outstanding shares of Class A common stock entitled to vote at the meeting and of a majority of the outstanding shares of any other class entitled to vote at the meeting shall constitute a quorum for the transaction of business at a meeting of the shareholders.

     THE POWER TO AMEND THE BYLAWS OF THE CORPORATION SHALL BE VESTED IN THE BOARD OF DIRECTORS OF THE CORPORATION, AND SHALL REQUIRE AN AFFIRMATIVE VOTE OF TWO-THIRDS OF THE DIRECTORS PRESENT AT ANY MEETING AT WHICH A QUORUM IS PRESENT AS PROVIDED FOR IN THE BYLAWS OF THE CORPORATION, PROVIDED THAT SUCH AN
AFFIRMATIVE VOTE MUST INCLUDE AN AFFIRMATIVE VOTE OF A MAJORITY OF THOSE DIRECTORS PRESENT REPRESENTING CLASS A SHAREHOLDERS AND A MAJORITY OF THOSE DIRECTORS PRESENT REPRESENTING CLASS B SHAREHOLDERS.

     THE EXACT NUMBER, QUALIFICATIONS, TERMS OF OFFICE, TIME AND PLACE OF MEETING AND POWERS AND DUTIES OF THE BOARD OF DIRECTORS OF THIS CORPORATION SHALL BE AS FIXED OR PRESCRIBED BY THE BYLAWS OF THIS CORPORATION.


                                   ARTICLE [IX] VII

     Shareholders shall have no preemptive right to acquire additional shares of the corporation.

                                  ARTICLE [X] VIII

     A. LIMITATION OF LIABILITY OF A DIRECTOR. Except to the extent otherwise required by applicable law (as it exists on the effective date of this article or may be amended from time to time), no present or future director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for any conduct as a director occurring after the effective date of this article. No amendment to or repeal of this section shall adversely affect any right of protection of a director of the corporation with respect to any acts or omissions of such director occurring after the date of the adoption of this article and prior to such amendment or repeal of this section.

     B. INDEMNIFICATION OF DIRECTORS AND OF OFFICERS, EMPLOYEES, AND AGENTS WHO ARE OR WERE ALSO DIRECTORS. The corporation shall indemnify any director (whether or not also an officer, employee, or agent of the corporation) made a party to a proceeding because of such director's association with the corporation against any liability or expenses incurred by such individual in such proceeding, to the full extent allowed by the law that is in effect with respect to the particular indemnification.

     C. INDEMNIFICATION OF OFFICERS, EMPLOYEES, AND AGENTS WHO ARE OR WERE NOT DIRECTORS. By means of a bylaw, a general or specific resolution of the Board of Directors, or a contract specifically approved by the Board of Directors, the corporation may indemnify an officer, employee, or agent, who is not entitled to indemnification under section B of this article, to such degree as the Board of Directors determines to be reasonable and appropriate, to be allowable under applicable law and to be in the best interests of the corporation. This paragraph shall not limit any entitlement of an officer, employee, or agent to mandatory or court-ordered indemnification under any applicable law.

     D. NOTICE. Any indemnification of a director in accordance with this article shall be reported to the Board of Directors (and to the shareholders to the extent required by applicable law) in a written report describing the proceeding and the nature and extent of such indemnification.

     E. ADVANCES. Reasonable expenses incurred by a director or officer (whether or not the officer is also a director) who is involved in any capacity in a proceeding by reason of position held by such individual in the corporation or at the request of the corporation in another corporation or business entity, shall be advanced by the corporation to the full extent allowed by the law in effect at the time of the particular advancement. Provided, that with respect to any proceeding in which the director or officer has been made a party, the director or officer shall first promise in a writing delivered to the corporation to repay all amounts advanced by the corporation in the event that it is later determined that such director or officer is not entitled to be so indemnified. Provided further, that the director or officer shall also first affirm in a writing delivered to the corporation that such director or officer honestly believes that he has met the standards of conduct which would make the requested advancement of expenses allowable under this article and under the law in effect at the time that the advancement is requested.

     Reasonable expenses incurred by an employee or agent who is not also a director or officer of the corporation but who is involved in any capacity in a proceeding by reason of the position held by such individual in the corporation or at the request of the corporation in another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise may be, but is not required to be, advanced by the corporation prior to the final disposition of such proceeding to the full extent allowed by the law that is in effect at the time of the advancement. Provided, however, that the corporation shall not advance any such funds to such employee or agent with respect to any proceeding in which the employee or agent has been made a party, unless the employee or agent first promises in a writing delivered to the corporation to repay all amounts advanced by the corporation in the event that it is later determined that such employee or agent acted intentionally in a manner which such employee or agent knew or should have known was contrary to the best interests of the corporation or was criminal. Provided further, that the employee or agent also must furnish the corporation with a written affirmation that the employee or agent has met the standards of conduct which may be established by the Board of Directors for the particular advancement and which would make the advancement allowable under the law in effect at the time the advancement is requested.

     F. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is a director, officer, employee, or agent of the corporation, or who is serving at the request or consent of the corporation as a director, partner, trustee, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any liability incurred by such person as a direct or indirect result of such person's status, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this article. In addition, the corporation may enter into contracts with any director, officer, employee, or agent of the corporation in furtherance of the provisions of this article and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary or desirable to effect the indemnification and advances contemplated in this article.

     G. DESIGNATION OF COUNSEL. The Board of Directors of the corporation shall have the right to designate the counsel who shall defend any individual who may be entitled to indemnification, to approve any settlement, and to approve in advance any expense.

     H. CONSISTENCY WITH APPLICABLE LAW; Survival of Benefits. The right to indemnification and limitation of liability conferred by this article shall be interpreted to conform with, and shall not create any right that is not permissible under, applicable law, as presently in effect and as hereafter amended. To the full extent allowed by applicable law, the right to indemnification and limitation of liability conferred by this article shall continue as to a person who has ceased to be a director and shall inure to the benefit of the estate, heirs, executors, and administrators of a director.

     I. NONEXCLUSIVITY OF RIGHTS. The rights conferred in this article shall not be exclusive of any other rights which any person may have or acquire under any applicable law, the articles of incorporation, the bylaws of the corporation, a vote of the Board of Directors, or the shareholders of the corporation, or otherwise. Without limiting the generality of the preceding sentence, this section shall specifically not limit the ability of the, corporation to reimburse expenses incurred by an individual in connection with his or her appearance as a witness in his or her official capacity when he or she has not been made a named defendant or respondent in the proceeding.

     J. DEFINITIONS. Except where their context requires otherwise, the terms "director," "expenses," "liability," "official capacity," "party," and "proceeding" shall have the meanings given by the laws (as presently in effect and as amended from time to time) of the State of Washington relating to corporate indemnification.

     I certify under penalties of perjury under the laws of the State of Washington that the foregoing is true and correct.

     Executed at Seattle, Washington on [April 18, 1999] JUNE 26, 2003.

                                    FIRST CHOICE HEALTH NETWORK, INC.



                                    By:
                                         -------------------------------------
                                        [Clayton S. Field]
                                         GARY R. GANNAWAY, President AND
                                          CHIEF EXECUTIVE OFFICER

                                                                      APPENDIX B

*Note that if proposal 2 is approved the language in brackets will be deleted and language in all capital letters (other than headings) will be added.


                                 RESTATED BYLAWS

                                       OF

                        FIRST CHOICE HEALTH NETWORK, INC.

                            As Amended [June 22, 2000] JUNE 26, 2003



                                    ARTICLE 1

                            MEETINGS OF SHAREHOLDERS

     SECTION 1. ANNUAL MEETINGS. The annual meeting of the shareholders of this corporation, for the purpose of election of directors and for such other business as may come before it, shall be held at the principal office of the corporation or at such other place as may be designated by the notice of the meeting on or before June 30th of every year.

     SECTION 2. SPECIAL MEETINGS. Special meetings of shareholders may be held at the principal office or at such other place as may be designated by the notice of the meeting. Such meetings may be called at any time by the Board of Directors, the Chair of the Board of Directors or the President, and shall be called by the President upon written petition of the holders of at least ten percent (10%) of all of the shares entitled to vote at the meeting. No business other than that specified in the notice of the meeting shall be transacted at any special meeting

     SECTION 3. NOTICE. Written notice of annual or special meetings of the shareholders shall be delivered by the secretary at least ten (10) days, but not more than sixty (60) days prior to the date of the meeting, except that notice of a shareholders meeting to act on a proposed amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale of all or substantially all of the assets of the corporation other than in the usual or regular course of business, or the dissolution of the corporation, shall be given no fewer than twenty (20) days nor more than sixty (60) days before the meeting date. The notice shall state the place, day and hour of the meeting and shall be delivered by mail or by fax to such shareholders entitled to vote at the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage prepaid.

     SECTION 4. WAIVER OF NOTICE. Notice of the date, time, place, and purpose of any meeting may be waived in a writing signed by the person or persons entitled to the notice, whether before, during or after the meeting, and will also be waived by any shareholder who attends the meeting in person or by duly authorized proxy, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting. Any shareholder who waives notice of a meeting shall be bound by the proceedings of the meeting in all respects.

     SECTION 5. ADJOURNMENTS. Any annual or special meeting may be adjourned to a later time and place as the majority of shareholders of each class present at the meeting shall determine without any notice other than by announcement at the meeting. However, any meeting at which directors are to be elected shall be adjourned only from day to day until the directors have been elected.

     SECTION 6. QUORUM. The presence, in person or by duly authorized proxy, of the holders of not less than one-third of the outstanding shares of Class A common stock entitled to vote at the meeting and of a majority of the outstanding shares of any other class entitled to vote at the meeting shall constitute a quorum for the transaction of business at a shareholders meeting.

     SECTION 7. RECORD DATE. The directors may fix in advance a date not [less] MORE than seventy (70) days prior to the date of any meeting of the shareholders as the record date for the determination of shareholders entitled to vote at the meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a share dividend or a distribution (other than one involving the purchase, redemption, or other acquisition of the corporation's shares), the day before the date on which notice of the meeting is effective or the date on which the board of directors authorizes such share dividend or distribution, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination is effective for any adjournment thereof, unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

     SECTION 8. SHAREHOLDERS LIST FOR MEETING. After fixing a record date for a shareholders meeting, the corporation shall prepare an alphabetical list of the names of all shareholders on the record date who are entitled to notice of the shareholders meeting. The list shall show the address of and number of shares held by each shareholder. A shareholder, shareholder's agent or shareholder's attorney may inspect the shareholder list, beginning ten (10) days prior to the shareholders meeting and continuing though the meeting, at the corporation's [principle] PRINCIPAL office or at a place identified in the meeting notice in the city where the meeting will be held, during regular business hours and at the shareholder's expense. The shareholders list shall be kept open for inspection during such meeting or any adjournment.

     SECTION 9. VOTING. A shareholder entitled to vote at a meeting may vote at the meeting in person or by proxy. Except as otherwise provided by law or in the Articles of Incorporation or in these Bylaws, every shareholder shall be entitled to one vote for each share standing in his or her name on the record of the shareholders. Cumulative voting shall not be allowed.

Except as otherwise provided by law or in the Articles of Incorporation or in these Bylaws, the affirmative vote of a majority of the votes of each class cast at a meeting of shareholders by the shareholders entitled to vote at the meeting shall be necessary for the election of directors, the adoption of a motion, or the determination of any questions or business which shall come before the meeting.

     SECTION 10. PROXIES. Proxies shall be in writing dated and signed by the shareholder or the shareholder's duly authorized attorney-in-fact. No proxy shall be filed after eleven (11) months from the date of execution unless otherwise provided in the proxy. Revocation of a shareholder's proxy shall not be effective until it is received in writing by the secretary of the corporation.


                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 1. GENERAL POWERS AND CLASSIFICATION OF DIRECTORS. The business and property of this corporation shall be managed under the authority and direction of a board of directors. In addition to the power and authority conferred by these bylaws and the articles of incorporation, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the articles of incorporation or by these bylaws directed or required to be done or exercised or done by the shareholder. The Board of Directors shall consist of seventeen (17) individuals: Seven (7) directors (the "Class A Directors") shall be physicians representing Class A shareholders. Seven (7) directors (the "Class B Directors") shall represent Class B shareholders and any public hospitals that have made capital contributions to the corporation ("participating hospitals"). Three (3) directors (the "Class C Directors") shall represent employers [other than] THAT ARE NOT health care providers [and/or] OR THAT ARE consumers of health care services OR BOTH.

     The Board shall be divided into three categories as follows:

     Category I: Three Class A Directors, two Class B Directors, and one Class C Director.

     Category II: Two Class A Directors, three Class B Directors, and one Class C Director.

     Category III: Two Class A Directors, two Class B Directors, and one Class C Director.

     SECTION 2. NOMINATION AND ELECTION OF DIRECTORS. The Board of Directors shall nominate candidates to serve as directors of the corporation. Nominations shall be consistent with the criteria for nomination and election set forth in
Section 1 and in this Section 2 of Article II.

     Each Class A director shall be [(1) a licensed physician, (2)] a Class A shareholder of the corporation. [,and (3) represent the clinical practice of medicine.]

     [As set forth in Section 1, the Class A directors represent Class A physicians; however, to the extent possible, the] THE Board of Directors shall [use its best efforts (1) to nominate as Class A directors, qualified physicians who are members of the medical staffs of hospitals that are not at that time represented on the Board by a] DESIGNATE A NOMINATING COMMITTEE TO DETERMINE A SLATE OF NOMINEES TO BE PRESENTED TO THE BOARD FOR ITS APPROVAL. IN RECOMMENDING NOMINEES TO THE BOARD OF DIRECTORS, THE NOMINATING COMMITTEE SHALL CONSIDER FACTORS INCLUDING GEOGRAPHIC REPRESENTATION, PHYSICIAN SPECIALTY REPRESENTATION [Class B director (provided, however, that such nominations shall not result in the removal of any Class A director serving at that time) and (2) to see to it that the Class A and Class B directorships are rotated so that each hospital shareholder and each participating hospital has a representative or physician on its medical staff, on the Board of Directors as frequently as possible; provided, however, that this provision shall not require the shortening of the term of any incumbent director.] FOR CLASS A DIRECTORS, ROTATION OF CLASS A AND CLASS B DIRECTORS WHO ARE AFFILIATED WITH CLASS B SHAREHOLDERS, AND SPECIFIC DESIRED AREAS OF EXPERTISE SUCH AS FINANCIAL EXPERTISE, AMONG OTHER FACTORS THAT THE BOARD OF DIRECTORS MAY ESTABLISH BY POLICY.

     Nomination shall require a majority vote of the Board of Directors; provided that the nomination of any person to be a Class A Director shall also require a majority vote of the existing Class A directors of the corporation, and the nomination of any person to be a Class B director shall also require a majority vote of the existing Class B Directors.

     The election of directors shall be by the shareholders, based on nominations of the Board of Directors. The election of each director shall require a majority of the votes of each class of shareholders cast at a meeting of the shareholders.

     SECTION 3. TERM OF OFFICE. The term of the initial Category I Directors shall expire at the first annual meeting of shareholders after their election. The term of the initial Category II Directors shall expire at the second annual meeting of shareholders after their election. The term of the initial Category III Directors shall expire at the third annual meeting of shareholders after their election. Thereafter, each Category of directors shall serve three-year terms. Each director shall hold office for the term for which he or she shall have been elected and until his or her successor shall have been elected; provided that a director's term shall automatically expire at such time as he or she no longer satisfies the Class criteria for nomination or election under this
Article II.

     SECTION 4. VACANCIES. Any vacancy occurring in the Board of Directors by death, resignation, or otherwise shall be filled promptly by nomination by the Board of Directors. The director so nominated shall hold office until the NEXT ANNUAL shareholders meeting at which directors are elected and until the nomination, election and qualification of his or her successor.

     SECTION 5 REMOVAL OF DIRECTOR. At a meeting of the shareholders called expressly for that purpose, the shareholders shall have the power to remove any director or the entire Board of Directors, with or without cause, by an affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of each class.

     SECTION 6. COMPENSATION OF DIRECTORS. By resolution of the Board of Directors, the directors may be paid for their expenses, if any, for attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. No such payment shall prelude any director from serving the corporation in any other capacity and receiving compensation therefor.

     SECTION 7. RESIGNATION OF DIRECTOR. Any director may resign at any time by delivering written notice to the Chair of the Board of Directors. Any such resignation is effective when the notice is delivered, unless the notice specifies a later effective date.

     SECTION 8. CONFLICT OF INTEREST. Each director shall discharge the duties of director in a manner which avoids any appearance of a conflict of interest. Any possible conflict of interest on the part of a director shall be disclosed to the other members of the Board of Directors and made a matter of record consistent with any conflict of interest policy and annual disclosure procedure established by the Board of Directors or when the interest becomes a matter for Board action.

      SECTION 9.  MEETINGS.

     (a) The annual meeting of directors shall be held at the principal office of the corporation or such other place as may be designated in any notice of the meeting as soon as practicable after the final adjournment of the annual shareholders meeting. Other regular meetings of directors shall be held monthly or as otherwise scheduled by the Chair of the Board of Directors or the President (other than the month during which the annual meeting of directors is held) at the principal office of the corporation or at such other time and place as the Board of Directors may from time to time designate.

     (b) Special meetings may be called by the Chair of the Board of Directors, the President, or by not less than one-third (1/3) of the authorized number of directors. Special meetings may be held at such time and place, whether in this state or elsewhere, as may be designated in the notice of the meeting. Notice of the time and place of each special meeting shall be given by the Secretary, or the persons calling the meeting, by mail, by telecopier transmittal, or by personal communication, at least two (2) days in advance of the time of the meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Notice of any special meeting may be waived in writing or by telecopier transmittal and will be waived by any director by attendance at the meeting except where a director attends for the express purpose of objecting to the transaction of business because the meeting is not lawfully called or convened.

     SECTION 10. QUORUM AND VOTING. Except as otherwise provided by law, in the Articles of Incorporation, or in these Bylaws, the presence (in person or by conference call) of nine (9) directors shall be necessary to constitute a quorum for the transaction of business at a meeting of the Board of Directors; provided, however, that thirteen (13) directors shall be necessary to constitute a quorum for the determination of (i) the admission and expulsion of shareholders and members, (ii) the fees charged for and/or paid to health care providers, (iii) any issues reviewed by the Board of Directors regarding the limitation or termination of health care provider contracts, (iv) the acquisition or divestiture of product lines, services, subsidiaries, or components of business entities, [and (v) any] (V) AMENDMENT OF THE BYLAWS OF THE CORPORATION, AND (VI) ANY merger or sale of the corporation or any subsidiary. [The] EXCEPT AS OTHERWISE PROVIDED FOR IN THESE BYLAWS, THE act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. However, should a quorum not be present, the majority of the Directors present may adjourn the meeting to some later time, but not more than seven days (7) later.

     SECTION 11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless:

     (a) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding it or transacting business at the meeting;

     (b) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or

     (c) the director delivers written notice of the director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting.

     The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     Section 12. CHANGE IN NUMBER OF DIRECTORS. The number, classifications, qualifications, and terms of directors as set forth herein shall not be altered, except at a shareholders meeting by a vote of the holders of at least a majority of the outstanding shares of each class then outstanding; provided, however, that no alteration shall have the effect of shortening the term of any incumbent director.

     SECTION 13. COMMITTEES OF THE BOARD. The Board of Directors, by resolutions adopted by the majority of the entire Board of Directors, may designate from among its members an Executive Committee and one or more other committees. Each committee must consist of two or more directors who serve at the pleasure of the Board of Directors; provided, that the Executive Committee must consist of equal numbers of Class A, Class B and Class C Directors. Each committee may exercise the authority of the Board of Directors as provided in resolutions duly adopted by the Board of Directors, provided that the authority of each such committee shall be subject to limitations set forth in RCW 23B.08.250, as now in effect or hereafter amended. Such committees shall keep regular minutes of their proceedings and report to the Board of Directors when requested to do so.

     SECTION 14. CHAIR OF THE BOARD OF DIRECTORS. The Board of Directors shall elect a Chair of the Board of Directors from among its members at each annual meeting of the directors. A director may serve subsequent terms as the Chair. Upon the death, removal, or voluntary or involuntary withdrawal of the Chair as a director, the Board of Directors shall elect a successor Chair to hold such office for the unexpired term of his or her predecessor. The Chair shall preside at all meetings of the Board of Directors and shall exercise such other powers and authority (not inconsistent with this section) as are conferred by the Board of Directors.

     SECTION 15. VICE-CHAIR OF THE BOARD OF DIRECTORS. The Board of Directors shall elect a Vice-Chair of the Board of Directors from among its members at each annual meeting of the directors. A director may serve subsequent terms as the Vice-Chair. Upon the death, removal, or voluntary or involuntary withdrawal of the Vice-Chair as a director, the Board of Directors shall elect a successor Vice-Chair to hold such office for the unexpired term of his or her predecessor. The Vice-Chair shall act as Chair in the absence of the Chair and, when so acting, shall have the power and authority of the Chair.

                                   ARTICLE III

                 ACTIONS BY WRITTEN CONSENT AND CONFERENCE CALL

     SECTION 1. CONSENTS. Any corporate action permitted or required by the Articles of Incorporation, Bylaws, or the laws under which this corporation is formed, to be voted upon or approved at a duly called meeting of the Bboard of Ddirectors, committee of directors, or shareholders may be accomplished without a meeting if unanimous written consent of the respective directors, committee members, or shareholders setting forth the action so taken, shall be signed before taking such action by all of the directors, committee members or shareholders. Such consent shall have the same effect as a unanimous vote.

     SECTION 2. MEETINGS BY CONFERENCE CALLS. Members of the Board of Directors, members of a committee of directors, or shareholders may participate in or conduct their respective meetings by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time, and participation in the meeting by such means shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. OFFICERS; ELECTION; TERM OF OFFICE. The officers of the corporation shall be a President, one or more Vice Presidents (the number to be determined by the Board of Directors), a Secretary, a Treasurer, and other officers with such duties as the Board of Directors may designate from time to time. Any two or more offices may be held by the same person. The President shall be elected by the Board of Directors to serve either a fixed term or an infinite term. The President shall select the other officers of the corporation. If an officer is an employee of the corporation, his or her position as an officer of the corporation shall end upon the termination of his or her employment by the corporation.

     SECTION 2. REMOVAL OF OFFICERS. Any officer may be removed at any time, either with or without cause, by the Board of Directors or the President.

     SECTION 3. DUTIES OF PRESIDENT. The President shall be the chief executive officer of the corporation and shall have general management of the affairs of the corporation; shall present at each annual meeting of the shareholders and directors a report on the condition of the business of the corporation; shall sign and execute all contracts in the name of the corporation, and all notes, drafts, and other orders for the payment of money; shall appoint, fix the compensation of, and discharge all agents and employees who are not officers of the corporation, subject always to the right of the Board of Directors to remove or discharge the same; shall select the other officers of the corporation; shall be an ex-officio member of the Board of Directors, but without any of the voting rights of a director; and shall perform all such other duties as are incident to his or her office and as may be required of him or her by the Board of Directors or by other provisions of these Bylaws.

     SECTION 4. DUTIES OF VICE PRESIDENT. The Vice President(s) shall perform the duties as designated by the President.

     SECTION 5. DUTIES OF THE SECRETARY. The Secretary of the corporation shall keep the minutes of all directors and shareholders meetings; shall attend to the giving and serving of all notices of the corporation; shall be custodian of the corporate seal; shall attest with his or her signature and impress with the corporate seal all stock certificates of the corporation, and shall perform all such other duties as are incident to his or her office or as may be required of him or her by the Board of Directors.

     SECTION 6. DUTIES OF THE TREASURER. The Treasurer shall keep regular books of account and shall submit them, together with all of his or her other records and papers, to the Board of Directors at any meeting when required to do so. He or she shall, if required to do so by the Board of Directors, give such bond for the faithful performance of his or her duties as the Board may determine and shall perform all such other duties as are incident to his or her office or as may be required by the Board of Directors.

     SECTION 7. OTHER OFFICERS. In addition to the foregoing officers, the President may, from time to time, appoint such other officers as he or she may see fit, with such duties as he or she may deem proper.

     SECTION 8. VACANCIES. The board of directors shall fill any office which becomes vacant with a successor who shall hold office for the unexpired term and until a successor shall have been duly elected and qualified.

     SECTION  9.  COMPENSATION.   The  compensation  of  the  President  of  the
corporation shall be fixed by the Board of Directors. The compensation of all other officers of the corporation shall be fixed by the President.


                                    ARTICLE V

                                      STOCK

     SECTION 1. CERTIFICATES. Certificates for shares of the corporation shall be issued in a form consistent with the provisions of the corporation laws of the State of Washington. They shall be signed by the President and by the Secretary, and shall evidence the number of shares of stock held by a shareholder, provided the shares represented thereby are fully paid for. The signatures of the corporation officers may be facsimiles.

     SECTION 2. RECORD DATE FOR DIVIDENDS. The Board of Directors may fix in advance a date not exceeding sixty (60) days and not less than ten (10) days prior to any dividend payment date, as the record date for the determination of the shareholders entitled to receive payment of any dividend or distribution. In such case, only the shareholders of record on the date so fixed shall be entitled to receive payment of such dividend or distribution.

     SECTION 3. DUPLICATE CERTIFICATES. In the event of the loss or destruction of a certificate of stock, no new certificate shall be issued in lieu thereof except upon proof satisfactory to the Secretary of such loss or destruction. Any such new certificate shall be plainly marked "DUPLICATE" upon its face.

     SECTION 4. PERSONS ENTITLED TO NOTICE. The persons in whose names the certificates of stock stand upon the books of the corporation on the record date for voting shall be the only ones entitled to notice of shareholders meetings and such persons shall be the only ones entitled to vote at any shareholders meetings.

     SECTION 5. MINIMUM OWNERSHIP. Each Class A shareholder shall purchase and hold a minimum of one (1) share. Each Class B shareholder shall purchase and hold a minimum of two thousand (2,000) shares.

     SECTION 6. STOCK TRANSFERS. No shareholder shall be permitted to sell, transfer, bequeath, or otherwise assign his or her shares in the corporation except to the [corporation. The] corporation [shall] FOR repurchase [shareholders' shares for a price determined as follows. Class A shareholders who purchased their shares in the corporation after July1, 1990 (Class A, Series 2) shall be paid] AT a price equal to twenty percent (20%) (or, in the case of a physician shareholder who has died, retired from the practice of medicine after having reached the age of [sixty] 60 years, or ceased the practice of medicine because of A permanent disability, one hundred percent [(100%) of the net book value of his or her shares as determined by the Board of Directors at the beginning of the fiscal year during which such repurchase occurs. Class A shareholders who purchased their shares in the corporation on or before July 1, 1990 (Class A, Series 1) shall be paid a price equal to one hundred percent (100%) of the net book value of his or her shares as determined by the Board of Directors at the beginning of the fiscal year during which such repurchase occurs. Class B shareholders shall be paid a price equal to twenty percent (20%) of the net book value of their shares as determined by the Board of Directors at the beginning of the fiscal year during which such repurchase occurs.] (100%) OF THE NET BOOK VALUE OF HIS/HER SHARES AS DETERMINED BY THE BOARD OF DIRECTORS AT THE BEGINNING OF THE FISCAL YEAR DURING WHICH THE TRANSFER IS MADE. In the event that a shareholder does elect to sell his or her shares, the shareholder (or, in the event of the death or disability of an individual shareholder), his or her personal representative shall notify the corporation of such fact in writing. A sale, transfer, bequest, or assignment of shares to anyone other than the corporation shall be void. This section shall be applied liberally to allow for any corporate restructuring of the shareholders of the corporation.


                                   ARTICLE VI

                                   AMENDMENTS

     [Except as otherwise provided in these Bylaws, these] THESE Bylaws may be amended by the Board of Directors at any meeting at which a quorum is present, [subject to change or repeal by action of the shareholders; provided, however, that] PROVIDED THAT SUCH AN AFFIRMATIVE VOTE MUST INCLUDE the affirmative vote of [the] A MAJORITY OF THOSE DIRECTORS PRESENT REPRESENTING CLASS A SHAREHOLDERS AND A [holders of a majority of the outstanding shares of each outstanding class shall be required before the amendments by the Board of Directors of Articles, I, II, V, VI, XIV, XV, XVI and XIX (which articles corresponde to Articles I, II, V, VI, XV, XVI and XX of the Bylaws adopted on ay 8, 1995) shall become effective.] MAJORITY OF THOSE DIRECTORS PRESENT REPRESENTING CLASS B SHAREHOLDERS.

                                   ARTICLE VII

                                  BANK DEPOSITS

     Funds of the corporation shall be deposited in the name of the corporation in such bank or banks as the Board of Directors may designate.

                                  ARTICLE VIII

                              DIVIDEND DISTRIBUTION

     Subject to the provisions of the Articles of Incorporation, the Board of Directors may declare and pay dividends on the shares of one or more of the classes of the capital stock of the corporation at such times and in such amounts as the Board may from time to time designate; provided, however, that in no event shall dividends be paid while any obligation of the corporation to repurchase shares pursuant to the Articles of Incorporation of the corporation or these Bylaws remains unpaid. Dividends to a particular class shall be allocated among the shareholders of that class according to the number of shares in the name of each shareholder on the books of the corporation.

                                   ARTICLE IX

                                      SEAL

     The corporate seal (if any) of the corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the corporation.

                                    ARTICLE X

                                   FISCAL YEAR

     The fiscal year of the corporation shall begin on the 1st day of January and terminate on the 31st day of December of each year.

                                   ARTICLE XI

                                  [MEMBERSHIP]

     [SECTION 1. MEMBERSHIP REQUIREMENT. All health care providers (except hospitals) who contract with First Choice Health Network, Inc. (hereinafter "First Choice") to provide health care services must be members of the corporation. The Board of Directors of First Choice shall have the sole discretion to allow a professional service corporation or a corporation that employes the health care providers that contract with First Choice to become a member of the corporation instead of the providers it employs. Provided that any corporation that becomes a member of First Choice shall hold the number of memberships that correspond to the number of full time equivalents that the corporation has contracted to provide to First Choice. The Board of Directors may waive the membership requirement in the even that either (1) First Choice requires the services of a health care provider that is not eligible during a contract term to become a member or (2) a health care provider is or will provide services only as an alternate to one or more members (for example, when the member is on vacation or otherwise unavailable to provide the services). Physician members shall hold either active, provisional, or associate staff membership at one or more hospitals which have contracted to provide health care services to the corporation.]

     [SECTION 2. MEMBERSHIP FEE. Each member may pay a nonrefundable membership fee. The Board of Directors shall establish the amount of the membership fee or fees, if any, and may from time to time revise the amount. Different membership fees may be charged according to the type of health care provider.]

     [SECTION 3. MEMBERSHIP RIGHTS. Membership makes a member eligible to enter into a provider contract with the corporation. Except as may otherwise be specifically provided in the Articles of Incorporation, in these Bylaws, or in any written contract between the corporation and a member, membership shall not confer any voting rights or any equity interest in the corporation or its assets.]

     [SECTION 4. ADMISSION AND EXPULSION OF MEMBERS. Admission and expulsion of members are subject to the prior approval of the Board of Directors, which shall consider, but not be bound by, the advice and recommendations of the President. In determining whether to admit a new member, the Board of Directors shall consider the needs of the corporation and applicable laws, including without limitation those relating to restraint of trade. In determining whether to expel a member, the Board of Directors shall consider the member's overall record regarding his or her utilization of the services and resources of the corporation and of the health care providers who have contracted with the corporation to provde health care services. The Board of Directors may expel any member who has been expelled as a shareholder.]

                                 [ARTICLE XII]

                     ADMISSION AND EXPULSION OF SHAREHOLDERS

      SECTION 1.

     (a) Admission of new shareholders of Class A common stock in the corporation, as defined in the Articles of Incorporation of the corporation, shall be within the discretion of the President. In determining whether to admit a new shareholder of Class A common stock, the President, as may be appropriate, may consult with the Medical Management Committee and the Medical Director of the corporation. The President shall consider the needs of the corporation and applicable laws, including without limitation those relating to restraint of trade, in determining whether to admit a new shareholder.

     (b) Admission of new shareholders of Class B common stock in the corporation, as defined in the Articles of Incorporation of the corporation, shall be subject to approval by the Board of Directors, which shall consider, but not be bound by, the advice and recommendations of the President. In determining whether to admit a new shareholder of Class B common stock, the Board of Directors shall consider the needs of the corporation and applicable laws including without limitation those relating to restraint of trade.

     SECTION 2. Shareholders of each class are subject to expulsion for cause by the Board of Directors, which shall consider, but not be bound by, the advice and recommendations of the President.

     SECTION 3. Cause for expulsion shall include violation of these bylaws, violation of the membership rules and regulations, failure to execute a provider contract with the corporation, and violation or termination (with or without cause) of the shareholder's provider contract.

     SECTION 4. The President shall cause written notice of alleged infractions to be given to the affected shareholder, who shall then have an opportunity to meet with the President to discuss the charges against him or her.

     SECTION 5. The corporation shall, upon expulsion of a shareholder, repurchase his or her shares at the lesser of the price said shareholder paid for the shares or the price the Board of Directors has determined for repurchase of shares of withdrawing shareholders for that fiscal year.

                                   ARTICLE XII[I]

                           WITHDRAWAL OF SHAREHOLDERS

     SECTION 1. VOLUNTARY WITHDRAWAL. Any shareholder may voluntarily withdraw from the corporation by giving written notice of his intent to do so to the corporation. The corporation shall repurchase the withdrawing shareholder's stock at the price that the Board of Directors has determined for repurchase of shares for that fiscal year pursuant to Section 6 of Article V of these Bylaws.

     SECTION 2. DEATH; DISABILITY; RETIREMENT. Upon the death, permanent disability or retirement of an individual shareholder, full ownership and title to his or her shares of stock shall immediately pass to and become vested in the corporation, which shall pay to the estate of the deceased or to the disabled or retired shareholder, as the case may be, the price that the Board of Directors has determined for repurchasing of shares for that fiscal year pursuant to
Section 6 of Article V of these Bylaws.

                                  ARTICLE [XIV] XIII

                              REPURCHASE OF SHARES

     Notwithstanding any other provision in these Bylaws to the contrary, the Board of Directors may withhold payment for the repurchase of shares until such time as the Board in its discretion determines that the corporation is financially capable of making said payments.

                                   ARTICLE XIV

                                BOOKS AND RECORDS

     Shareholders shall have all rights provided by law to inspect the corporation's relevant books and records at any reasonable time or times; provided, however, that except as otherwise specifically provided in these Bylaws or in the rules and regulations of the corporation, no shareholder shall have the right to inspect or copy any document containing fee information for any other individual or institution providing health care services to the corporation.

                                   ARTICLE XV[I]

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     SECTION 1. To the extent provided in Section 2 of this Article, the corporation shall have the power to indemnify every person who is or was a director, officer, employee, or agent of the corporation, or a director of any other corporation which he or she serves at the request or consent of the corporation, whether or not then in office:

            (A) against all judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with any proceeding (other than a proceeding by or in the right of the corporation) to which he or she may have been made a party by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or a director of another corporation which he or she serves at the request or consent of First Choice, provided that he or she (1) conducted himself or herself in good faith and (2) reasonably believed that (a) his or her conduct in his or her own official capacity was in the corporation's best interests, or that (b) his or her conduct outside his or her own official capacity was at least not opposed to the corporation's best interests and,
     (3) in the case of any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful; and

            (B) against reasonable expenses actually incurred by him or her in any proceeding by or in the right of the corporation where he or she has been made a party to such proceeding by reason of the fact he or she was a director, officer, employee or agent of the corporation if he or she (1) conducted himself or herself in good faith and (2) he or she reasonably believed (a) in the case of conduct in his or official capacity with the corporation, that his or her conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation, except that no such indemnification shall be made in respect to any such proceeding in which the director or officer has been adjudged liable to the corporation, provided that a director shall not be indemnified for any proceeding in which he or she has been adjudged to be liable for receiving improper personal benefit, whether or not in his or her official capacity.

     As used in this Article, the term "proceeding" shall include but shall not be limited to any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative or investigative, including all appeals relating thereto. The term "expenses" shall include but shall not be limited to counsel fees and disbursements, and amounts of judgments, fines, penalties, settlements, excise taxes assessed on a director, officer, employee or agent with respect to any employee benefit plan, and reasonable expenses actually incurred by the director, officer, employee or agent. In addition, the corporation shall reimburse expenses incurred by a director, officer, employee or agent in connection with his or her appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent. "Director" means any person who is or was a director of the corporation and any person who, while a director of the corporation, is or was serving at the request or consent of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

   SECTION 2.

            A. Any director or officer of the corporation who has been wholly successful on the merits or otherwise with respect to any proceeding described in Section 1 shall be entitled to indemnification as of right.

            B. A director or officer who has not been wholly successful on the merits or otherwise or an employee or agent of the corporation (whether or not the employee or agent is wholly successful on the merits or otherwise) may be indemnified by the corporation if it is determined by the corporation, according to applicable statutory procedures, that he or she has met the requisite standard of conduct set forth in Section 1. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself be determinative that the standard of conduct was not met.

            C. A director or officer may also apply to a court of appropriate jurisdiction for an order of indemnification. If the director or officer has met the requisite standard of conduct described in Section 1, the court shall order indemnification and the director or officer shall be entitled to receive reimbursement, plus the expenses of securing it. In addition, a court may order such indemnification if it determines that the director is fairly and reasonably entitled to indemnification in view of all relevant circumstances, whether or not he or she has met the requisite standard of conduct set forth in Section 1, or has been adjudged liable on the basis that personal benefit was improperly received by him.

     SECTION 3. Any indemnification of a director in accordance with this Article shall be reported to the shareholders with the notice of the next shareholders meeting or prior thereto in a written report describing the proceeding and the nature and extent of such indemnification.

     SECTION 4. Reasonable expenses incurred by a director, officer, employee, or agent who is party to a proceeding described in Section 1 may be advanced by the corporation prior to the final disposition of such proceeding according to applicable law, if the corporation so elects according to applicable statutory procedures.

     SECTION 5. The corporation may purchase and maintain insurance on behalf of any person who is a director, officer, employee, or agent of the corporation or is serving at the request or consent of the corporation as an officer, employee, or agent of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability incurred by him because of his status, whether or not the corporation would have the power to indemnify him against such liability under provisions of this Article.

     SECTION 6. The Board of Directors shall have the right to designate and redesignate the counsel who shall defend any person who may be entitled to indemnification, to approve any settlement, and to approve in advance any expense.

     SECTION 7. The right to indemnification conferred by this article shall be interpreted to conform with and shall not create any right that is inconsistent with applicable law.


                                   ARTICLE XVI[I]

                  DISTRIBUTION UPON LIQUIDATION OR DISSOLUTION

     Upon liquidation or dissolution, whether voluntary or involuntary, the assets of the corporation available for distribution to shareholders and to any health care facility which is entitled by contract to share in the distribution of the assets of the corporation upon dissolution or liquidation, shall be distributed by the Board of [Directors between the classes of stock in the same proportion as the capital contributions (adjusted for any distribution from or charge to such capital contributions) of all past and present shareholders of each of the various classes relate to the capital contributions of the other classes at the time of any such distribution, provided, however, that all membership fees paid by the past and present shareholders shall be considered as part of the capital contributions of such shareholders for purposes of the above described calculation and provided further that all amounts paid by non-shareholder hospitals who have contracted for the right to receive distributions of this sort shall be considered as part of the capital contributions of the Class B (hospital) shareholders for purposes of the above-described calculation.] DIRECTORS TO EACH CLASS OF SHAREHOLDERS BASED ON THE NET BOOK VALUE OF EACH CLASS'S SHARE AS DETERMINED BY THE BOARD OF DIRECTORS AT THE BEGINNING OF THE FISCAL YEAR DURING WHICH THE LIQUIDATION OR DISSOLUTION OCCURS. Within each class, the assets shall be distributed among shareholders according to the number of shares standing in the name of each on the books of the corporation.

                                  ARTICLE XVII[I]

                                 RULES OF ORDER

     The rules contained in the most recent edition of Robert's Rules of Order, Newly Revised, shall govern all meetings of shareholders and directors where those rules are not inconsistent with the Articles of Incorporation, these Bylaws, or special rules of order of the corporation.


Date Amended: [June 22, 2000] JUNE 26, 2003
                                           -------------------------------------
                                           Gary R. Gannaway,
                                           President and Chief Executive Officer

                                                                      APPENDIX C


                        FIRST CHOICE HEALTH NETWORK, INC.

                             AUDIT COMMITTEE CHARTER


Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

Role

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including and comments of recommendations of the independent auditors.

o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee

Audit Committee Charter
Page 2

    periodically should review company policy statements to determine their adherence to the code of conduct.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statement to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

[GRAPHIC OMITTED][GRAPHIC OMITTED]  Class A Physician Shareholders  P R O X Y


             First Choice Health Network, Inc., 2003 Annual Meeting,
                       Thursday, June 26, 2003, 4:00 P.M.
               Two Union Square Building, First Floor Board Room,
                   601 Union Street, Seattle, Washington 98101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Gannaway, President & CEO, and Paul M. Elliott, Chairman of the Board, as his, her, or its proxy to represent and vote the undersigned's shares in First Choice Health Network, Inc. (the "corporation") at the 2003 annual meeting of shareholders, and any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes below. By signing below, you acknowledge receipt of the 2003 Notice of Annual Meeting of Shareholders and accompanying Proxy Statement and revoke all proxies heretofore given by you to vote at said meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS (ITEM (3) BELOW) AND FOR PROPOSALS (1), (2) AND (4).

The Board of Directors recommends a vote FOR the election of directors (item (3) below) and FOR proposals (1), (2) and (4).

Please check one box for each:

(1)  Proposal: Adoption of Amended and Restated Articles of Incorporation
        |_|   In Favor Of               |_|   Against        |_|   Abstain

(2)  Proposal: Adoption of Amended and Restated Bylaws
        |_|   In Favor Of               |_|   Against        |_|   Abstain

(3)  Election of Directors

        Class A Physician Directors:

        Mitchell B. Weinberg, M.D., Ph.D., Physician, Woodinville Pediatrics, Woodinville, Washington (two-year term)
        |_|   In Favor Of               |_|   Withheld

        Richard A. McGee, M.D., FACP, Physician, Puget Sound Cancer Center, Edmonds, Washington (three-year term)

        |_|   In Favor Of                |_|   Withheld

        Richard E. Rust, M.D., Physician, Ret. Family Practitioner, Seattle, Washington (three-year term)

        |_|   In Favor Of                |_|   Withheld

[GRAPHIC OMITTED][GRAPHIC OMITTED]  Class A Physician Shareholders  P R O X Y


        Class B Hospital Directors:

        Kenneth D. Graham, President and CEO, Overlake Hospital Medical Center, Bellevue, Washington (three-year term)

        |_|  In Favor Of                |_|   Withheld

        Richard H. Peterson, President and CEO, Swedish Health Services, Seattle, Washington (three-year term)

        |_|  In Favor Of                |_|   Withheld

        Paul G. Ramsey, M.D., Vice President, Medical Affairs/Dean-School of Medicine, University of Washington, Seattle, Washington (three-year term)

        |_|  In Favor Of                |_|   Withheld

        Class C Employer/Consumer Director:

        Barbara L. Mitchell, Administrator of Organizational Development for Valley Medical Center, Renton, Washington (three-year term)

        |_|  In Favor Of                |_|   Withheld


(4) Proposal:  Approval of Moss Adams LLP as the Corporation's Independent
               Auditors
        |_|  In Favor Of                |_|   Against    |_|   Abstain


If any other matters properly come before the meeting, the persons named as proxies herein will vote in accordance with their best judgment.

Date:
     -----------------------------         ------------------------------------
  [[Name]]                                 Signature(s) of Shareholder(s)
  [[Address1]][[Address2]]                 Signature should agree with name on
  [[City]] [[State]] [[Zip]]                 share certificate



Please date, sign and return both pages of this Proxy in the enclosed envelope ON OR BEFORE June 26, 2003. Thank you.

[GRAPHIC OMITTED][GRAPHIC OMITTED]  Class B Hospital Shareholders  P R O X Y

             First Choice Health Network, Inc., 2003 Annual Meeting,
                       Thursday, June 26, 2003, 4:00 P.M.
               Two Union Square Building, First Floor Board Room,
                   601 Union Street, Seattle, Washington 98101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Gannaway, President & CEO, and Paul M. Elliott, Chairman of the Board, as his, her, or its proxy to represent and vote the undersigned's shares in First Choice Health Network, Inc. (the "corporation") at the 2003 annual meeting of shareholders, and any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes below. By signing below, you acknowledge receipt of the 2003 Notice of Annual Meeting of Shareholders and accompanying Proxy Statement and revoke all proxies heretofore given by you to vote at said meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS (ITEM (3) BELOW) AND FOR PROPOSALS (1), (2) AND (4).

The Board of Directors recommends a vote FOR the election of directors (item (3) below) and FOR proposals (1), (2) and (4).

Please check one box for each:

(1)  Proposal: Adoption of Amended and Restated Articles of Incorporation
        |_|   In Favor Of               |_|   Against         |_|   Abstain

(2)  Proposal: Adoption of Amended and Restated Bylaws
        |_|   In Favor Of               |_|   Against         |_|   Abstain

(3)  Election of Directors

        Class A Physician Directors:

        Mitchell B. Weinberg, M.D., Ph.D., Physician, Woodinville Pediatrics, Woodinville, Washington (two-year term)
        |_|   In Favor Of               |_|   Withheld

        Richard A. McGee, M.D., FACP, Physician, Puget Sound Cancer Center, Edmonds, Washington (three-year term)

        |_|   In Favor Of               |_|   Withheld

        Richard E. Rust, M.D., Physician, Ret. Family Practitioner, Seattle, Washington (three-year term)

        |_|   In Favor Of               |_|   Withheld

[GRAPHIC OMITTED][GRAPHIC OMITTED]  Class B Hospital Shareholders  P R O X Y


        Class B Hospital Directors:

        Kenneth D. Graham, President and CEO, Overlake Hospital Medical Center, Bellevue, Washington (three-year term)

        |_|   In Favor Of                |_|   Withheld

        Richard H. Peterson, President and CEO, Swedish Health Services, Seattle, Washington (three-year term)

        |_|   In Favor Of                |_|   Withheld

        Paul G. Ramsey, M.D., Vice President, Medical Affairs/Dean-School of Medicine, University of Washington, Seattle, Washington (three-year term)

        |_|   In Favor Of                |_|   Withheld

        Class C Employer/Consumer Director:

        Barbara L. Mitchell, Administrator of Organizational Development for Valley Medical Center, Renton, Washington (three-year term)

        |_|   In Favor Of               |_|   Withheld


(4) Proposal:  Approval of Moss Adams LLP as the Corporation's Independent
               Auditors
        |_|   In Favor Of               |_|   Against        |_|   Abstain


If any other matters properly come before the meeting, the persons named as proxies herein will vote in accordance with their best judgment.

Date:
      -----------------------------        ----------------------------------
  [[Name]]                                 Signature(s) of Shareholder(s)
  [[Address1]] [[Address2]]                Signature should agree with name on
  [[City]] [[State]] [[Zip]]                share certificate


Please date, sign and return both pages of this Proxy in the enclosed envelope ON OR BEFORE June 26, 2003. Thank you.

                                       2